UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
c/o U.S. Bank Global Fund Services
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2019

Item 1. Report to Stockholders.

Hodges Funds N-CSR

ANNUAL REPORT • MARCH 31, 2019

Hodges Fund

Small Cap Fund

Small Intrinsic Value Fund

Small-Mid Cap Fund

Blue Chip Equity Income Fund

Important Notice: The U.S. Securities and Exchange Commission will permit funds to make shareholder reports available electronically beginning January 1, 2021. Accordingly, paper copies will no longer be mailed. Instead, at that time, the Hodges Funds will send a notice, either by mail or e-mail, each time your fund’s updated report is available on our website at www.hodgesfunds.com. Investors enrolled in electronic delivery will receive the notice by e-mail, with links to the updated report and don’t need to take any action. Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notice in the mail. All investors who prefer to receive shareholder reports in a printed format may, at any time, choose that option free of charge by calling (866) 811-0224.

www.hodgesfunds.com

Hodges Capital — Managing Equity Funds Since 1992

Table of Contents

Shareholder Letter	1
Sector Allocations	9
Performance Charts and Analysis	11
Schedules of Investments	18
Statements of Assets and Liabilities	26
Statements of Operations	28
Statements of Changes in Net Assets	30
Financial Highlights	35
Notes to Financial Statements	42
Report of Independent Registered Public Accounting Firm	53
Expense Examples	54
Trustees and Executive Officers	56
Additional Information	59
Privacy Notice	61

Hodges Mutual Funds

March 31, 2019

Dear Shareholder:

Although market conditions for stock picking have been challenging over the past twelve months, we are pleased to report that the Hodges Mutual Funds experienced improved performance in the final quarter of our fiscal year ending March 31, 2019.  During the past year, the market has digested ongoing uncertainty surrounding a trade deal with China, tempered expectations for earnings growth, a tenuous political environment in Washington, as well as an inversion in the yield curve as certain long-term rates slipped below certain short-term rates.  Nevertheless, the S&P 500¨ Index managed to rally 9.50% and the Russell 2000¨ Index gained a modest 2.05%. Despite an uplift in valuations, domestic stock valuations still seem reasonable relative to the current interest rate environment with the S&P 500¨ Index trading at 16.3X forward earnings estimates according to FactSet, which is consistent with its five-year average of 16.4X.  The inverse of the current P/E multiple reflects an earnings yield of 6.13%, compared to the 10-year treasury yield of 2.4% as of March 31, 2019.  We believe the relationship between the earnings yield on stocks and interest rates currently indicates that the potential reward for holding stocks outweighs the underlying downside risk potential.

Over the past twelve months, there has been no shortage of anxiety surrounding U.S. equities as the market sold off severely in the December quarter only to experience a V-shape recovery in the March quarter.  We believe the market simply priced in a recession or at the very least a significant slowdown in the U.S. economy, which may not be as severe as many investors had feared back in December.  The reality is at some point every strong economy and business cycle experiences an eventual slow down, just as every bear market in history has been followed by a bull market.  Another factor that may have exaggerated the recent swings in certain stock valuations is the lack of fundamental value investors that historically buy on such market pullbacks.  With fewer fundamentally driven investors focusing on the intrinsic values of individual companies and a greater number of investors participating in passive investing, structural changes in the capital markets may have contributed to over sold conditions at the end of December.  According to data from Bank of America Merrill Lynch, passive management now accounts for 45% of all assets for U.S. stock-based funds compared to roughly 25% a decade ago.  While this trend can produce its own momentum in the market, it can also create pockets of inefficacies in individual stocks that translate into opportunities for active managers.  As a result, we see the year ahead as a time to take advantage of compelling opportunities in individual stocks within the transports, home builders, consumer discretionary, technology, and certain healthcare stocks.

Although the investing landscape can be frustrating at times for many fundamental investors, we are not changing our core investing discipline, which is designed to seek out quality companies running great businesses with excellent management teams that are trading at reasonable prices.  Moreover, we are not attempting to forecast or market time interest rates, currency fluctuations, or commodity prices.  Instead, we are focused on the fundamentals of individual companies and our research team is rigorously gathering and analyzing firsthand information from a broad scope of publicly traded companies.  Here are a few worthwhile observations.  First, most management teams seem cautiously optimistic regarding the prospects for demand growth, pricing power, margin improvement and earnings over the next twelve months.  Second, balance sheets are generally carrying more debt than a couple of years ago but seem manageable across most corporations.  Lastly, we do not see the typical signs (such as a significant increase in inventories or overbuilding of manufacturing capacity) that would signal a coming recession in 2019.  However, we do see some inflationary cost pressures in transportation and labor costs for certain industries, which are consistent with the latter stages of an economic cycle.  Furthermore, we do not expect the P/E multiple for the average U.S. stock to expand meaningfully in the coming months, but instead see further gains being supported by modest earnings growth and stable multiples for most of the economically sensitive sectors of the market.

We know the year ahead will not be without its own unique challenges and we would not be surprised to see volatility return throughout the year.  In the midst of increased volatility, we have historically found bargains as we rigorously look for investments in well-run businesses that control their own destiny by relying on ingenuity and well-calculated business decisions.  Although the macro conditions impacting the market can seem overwhelming at times, we always fall back to the idea that the long-term performance of stock prices is determined by the future earnings and cash flows of each underlying business.  In conclusion, we see this as an ideal environment for active portfolio managers to carefully select individual stocks that we believe can generate long-term value for shareholders.

Hodges Mutual Funds

Returns (Retail Class) as of 3/31/2019:

					Since
	1 Year*	3 Year*	5 Year*	10 Year*	Inception*
Hodges Fund (10/9/1992)	-14.45%	7.73%	3.65%	14.91%	9.33%
S&P 500¨ Index	9.50%	13.51%	10.91%	15.92%	9.82%

Hodges Small Cap Fund (12/18/2007)	-2.96%	8.44%	3.30%	18.02%	8.66%
Russell 2000¨ Index	2.05%	12.92%	7.05%	15.36%	8.03%

Hodges Small Intrinsic Value Fund (12/26/2013)	-10.91%	4.38%	4.00%	n/a	4.54%
Russell 2000¨ Index	2.05%	12.92%	7.05%	n/a	6.95%
Russell 2000¨ Value Index	0.17%	10.86%	5.59%	n/a	5.68%

Hodges Small-Mid Cap Fund (12/26/2013)	-8.08%	7.52%	4.00%	n/a	4.95%
Russell 2500¨ Index	4.48%	12.56%	7.79%	n/a	7.93%

Hodges Blue Chip Equity Income Fund (9/10/2009)	5.52%	10.96%	7.72%	n/a	10.61%
Russell 1000¨ Index	9.30%	13.52%	10.63%	n/a	13.39%

*Average Annualized

	HDPMX	HDPSX	HDSVX	HDSMX	HDPBX
Gross Expense Ratio	1.33%	1.30%	1.38%	1.86%	1.45%
Net Expense Ratio	1.18%**		1.29%**	1.40%**	1.30%**

** The Advisor has contractually agreed to reduce its fees until at least July 31, 2019.

Please see the Financial Highlights on pages 35-41 for the most recent expense ratios.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 866-811-0224. The Funds’ Retail Class shares impose a 1.00% redemption fee on shares held for thirty days or less (60 days or less for Institutional Class shares). Performance data quoted does not reflect the redemption fee. If reflected, total returns would be reduced.

Hodges Mutual Funds

Hodges Fund (HDPMX)

The Hodges Fund’s March twelve month returns amounted to a loss of 14.45%.  This compared to a twelve month return of 9.50% for the S&P 500¨ Index for the same periods ending March 31, 2019.  Disappointing relative performance over the twelve months ending March 31, 2019 is attributed to significant declines in some of the Fund’s largest positions within energy, industrials, and certain consumer discretionary stocks.  Detractors to performance included Matador Resources (MTDR), At Home Group (HOME), and United States Steel (X).  The leading contributors to the Fund’s performance in the 12 months that ended March 31, 2019 included Texas Pacific Land Trust (TPL), Smartsheet Inc. (SMAR), as well as Floor & DŽcor Holdings, Inc. (FND).  It is also worth noting that during the market’s sell off in the December quarter, we repositioned the portfolio to take advantage of oversold conditions in several of our highly convicted names which contributed to the Fund’s outperformance during the March quarter.

While the Hodges Fund has adapted to an everchanging investment landscape over the past 27 years, the core investment philosophy has not changed, and the portfolio remains focused on investments where we have the highest conviction and unique insights provided by our proprietary research.  The number of positions held in the Fund at March 31, 2019 was 39.  The top ten holdings represented 42.24% of the Fund’s assets and included Commercial Metals Co. (CMC), Floor & DŽcor Holdings, Inc. (FND), Matador Resources (MTDR), Smartsheet Inc. (SMAR), Triumph Bancorp Inc. (TBK), Texas Pacific Land Trust (TPL), Twilio Inc. (TWLO), Twitter Inc. (TWTR), U.S. Concrete Inc. (USCR), and United States Steel Corporation (X).

Hodges Fund vs S&P 500® Index

As of 3/31/2019

Hodges Mutual Funds

Hodges Small Cap Fund ("Small Cap Fund") (HDPSX)

The Small Cap Fund trailed its benchmark for the twelve months ending March 31, 2019 experiencing a loss of 2.96% compared to a gain of 2.05% for the Russell 2000¨ Index.  Although the Fund experienced a 16.67% gain from the beginning of January through the end of March quarter compared to a gain in the Russell 2000¨ Index of 14.58%, disappointing relative performance over the twelve-month period reflected weakness in many of the Funds’ technology, consumer, financial and industrial stocks that occurred between October and the end of December.  After reflecting on the severity of the correction that occurred among small cap stocks in the three months ending in December, we believe extreme aversion to risk combined with above average tax loss selling resulted in many oversold small cap stocks during this period.  Significant detractors to the Fund’s performance over the past year included United States Steel (X), Conn’s (CONN), and At Home (Home).  Top contributors to performance over the past year included Exact Sciences (EXAS), Texas pacific Land Trust (TPL), and Encore Wire (WIRE).  Although the Fund’s energy stocks declined less than other energy stocks within the benchmark during past twelve months, the Funds overweight allocation to energy of 14.17% (as March 31, 2019) resulted in a headwind to performance.

Looking ahead, we now view the risk reward for holding small cap stocks as balanced.  The Small Cap Fund remains well diversified across industrials, transportation, financial services, technology, and consumer-related names, which we believe can contribute to the Fund’s long-term performance. The Fund has recently taken profits in several stocks that appeared fairly valued relative to their underlying fundamentals and established several new positions that we view as having an attractive risk/reward profile.  The total number of stocks held in the Fund at March 31, 2019 was 54 compared to 48 a year ago.  The top ten holdings at March 31, 2019 represented 33.52% of the Fund’s holdings and included Texas Pacific Land Trust (TPL), Brunswick Corp. (BC), Commercial Metals Co. (CMC), Eagle Materials Inc. (EXP), Exact Sciences Corp. (EXAS), Healthequity Inc. (HQY), Legacy Texas Financial Group (LTXB), Ollies Bargain Outlet Holdings Inc. (OLLI), U.S. Concrete Inc. (USCR), WPX Energy (WPX).

Hodges Small Cap Fund vs Russell 2000® Index

As of 3/31/2019

Hodges Mutual Funds

Hodges Small Intrinsic Value Fund ("Small Intrinsic Value Fund") (HDSVX)

The Small Intrinsic Value Fund experienced a loss of 10.91% for the twelve months ending March 31, 2019 compared to a gain of 0.17% for its benchmark, the Russell 2000¨ Value Index.  The Fund’s relative performance over the past twelve months was adversely impacted by the Fund’s consumer discretionary and financial stocks, which were among the sectors that sold off the most during the market correction that took place during the three months ended in December. Some of the stocks that significantly detracted from performance included Nuvectra (NVTR), Tuesday Morning (TUES), and Triumph Bancorp (TBK), while top contributors to performance included Tier REIT (TIER), Encore Wire (WIRE), and Great Lakes Dredge & Dock (GLDD).  The top ten holdings at March 31, 2019 represented 45.42% of the Fund’s holdings and included Brunswick Corp. (BC), Commercial Metals Company (CMC), Eagle Materials Inc. (EXP), Geo Group Inc. (GEO), Hallmark Financial Services Inc. (HALL), Regis Corp. (RGS), Seaspine Holdings Corp. (SPNE), TIER REIT Inc. (TIER), Tillys Inc. (TLYS) and Triumph Bancorp Inc. (TBK).

Hodges Small Intrinsic Value Fund vs
Russell 2000® Value Index & Russell 2000® Index

As of 3/31/2019

15.00%
10.00%
5.00%
0.00%
-5.00%
-10.00%
-15.00%

	1 Year	3 Year	5 Year	Since Inception
Hodges Small Intrinsic Value	-10.91%	4.38%	4.00%	4.54%
Russell 2000 Index	2.05%	12.92%	7.05%	6.95%
Russell 2000 Value Index	0.17%	10.86%	5.59%	5.68%

Inception: 12/26/2013 Annualized

Hodges Mutual Funds

Hodges Small-Mid Cap Fund ("SMID Fund") (HDSMX)

For the twelve months ending March 31, 2019, the SMID Fund experienced a loss of 8.08% compared to a gain of 4.48% for the Russell 2500¨ Index.  The Fund’s unfavorable relative performance over the past year was attributed to an overweight exposure to consumer, home building, energy and industrial stocks compared to the benchmark.  Leading detractors to the Fund’s performance over the past twelve months included Conn’s (CONN), Teladoc Health (TDOC), and Triumph Bancorp (TBK).  Top contributors to performance during this period included Kansas City Southern (KSU), Live Nation Entertainment (LYV), and LGI Homes (LGHI).  Top ten holdings at March 31, 2019 represented 45.10% of the Fund’s holdings and included Conn’s Inc. (CONN), Cypress Semiconductor Corp. (CY), Eagle Materials Inc. (EXP), Five Below Inc. (FIVE), Fortinet Inc. (FTNT), Kansas City Southern (KSU), Live Nation Entertainment Inc. (LYV), Norwegian Cruise Line Holdings Ltd. (NCLH), Tandem Diabetes Care Inc. (TNDM) and WPX Energy Inc. (WPX).

Hodges Small-Mid Cap Fund vs Russell 2500® Index

As of 3/31/2019

15.00%
10.00%
5.00%
0.00%
-5.00%
-10.00%

	1 Year	3 Year	5 Year	Since Inceptio n
Hodges Small-Mid Cap	-8.08%	7.52%	4.00%	4.95%
Russell 2500 Index	4.48%	12.56%	7.79%	7.93%

Inception: 12/26/2013 Annualized

Hodges Mutual Funds

Hodges Blue Chip Equity Income Fund ("Blue Chip Equity Income Fund") (HDPBX)

For the twelve months ending March 31, 2019, the Blue Chip Equity Income Fund experienced a gain of 5.52% compared to a gain of 9.30% for the Russell 1000¨ Index.  Negative performance relative to the benchmark during the past twelve months reflected weakness among several of the Fund’s high-quality industrials and energy stocks.  Leading detractors to performance included Apple (AAPL), Citigroup (C), and Southwest Airlines (LUV).  Top contributors to performance included Oneok (OKE), Boeing Co. (BA), and Union Pacific (UNP).  Looking ahead, we see the current investing landscape as offering plenty of attractive high-quality dividend-paying stocks with solid upside potential, as well as an opportunity for dividend income supported by corporate profits.  The Blue Chip Equity Income Fund remains well diversified in companies that we believe can generate above average income and total returns on a risk adjusted basis.  Top ten holdings at March 31, 2019 represented 48.47% of the Fund’s holdings and included Amazon.com Inc. (AMZN), Apple Inc. (AAPL), Boeing Co. (BA), Caterpillar Inc. (CAT), Home Depot Inc. (HD), Johnson & Johnson (JNJ), Lowe’s Co. (LOW), Microsoft Corp. (MSFT), Union Pacific Corp. (UNP) and Visa Inc. (V).

Hodges Blue Chip Equity Income Fund vs Russell 1000® Index

As of 3/31/2019

14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%

	1 Year	3 Year	5 Year	Since Inception
Hodges Blue Chip Equity Income Fund	5.52%	10.96%	7.72%	10.61%
Russell 1000 Index	9.30%	13.52%	10.63%	13.39%

Inception: 9/10/2009 Annualized

Hodges Mutual Funds

In conclusion, we remain optimistic regarding the long-term investment opportunities surrounding the Hodges Mutual Funds.  By offering five distinct mutual fund strategies that cover most major segments of the domestic equity market, we have the opportunity to serve the diverse needs of most financial advisors and individual investors.  Our entire investment team of portfolio managers, analysts, and traders are rigorously studying companies, meeting with management teams, observing trends, and attempting to navigate today’s volatile financial markets.  Feel free to contact us directly if we can address any specific questions.

Sincerely,

Craig Hodges		Eric Marshall, CFA
Co-Portfolio Manager		Co-Portfolio Manager

Gary Bradshaw	Chris Terry, CFA	Derek Maupin
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager

The above discussion is based on the opinions of the author and is subject to change. It is not intended to be a forecast of future events, a guarantee of future results, and is not a recommendation to buy or sell any security. Portfolio composition and company ownership in the Hodges Funds are subject to daily change.

The Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing. The statutory and summary prospectuses contain this and other important information about the Hodges Funds, and it may be obtained by calling 866-811-0224, or visiting www.hodgesmutualfunds.com. Read it carefully before investing.

Mutual fund investing involves risk.  Principal loss is possible. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. Options and future contracts have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. These risks may be greater than risks associated with more traditional investments. Short sales of securities involve the risk that losses may exceed the original amount invested. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer term debt securities. Investments in small and medium capitalization companies involve additional risks such as limited liquidity and greater volatility. Funds that are non-diversified are more exposed to individual stock volatility than a diversified fund.  Investments in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery, involve greater risk.

Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued may be appropriately priced or overvalued.

Diversification does not assure a profit or protect against a loss in a declining market.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.

The S&P 500¨ Index is a broad-based unmanaged index of 500 stocks that is widely recognized as representative of the equity market in general.  The Russell 1000¨ Index is a subset of the Russell 3000¨ Index and consists of the 1,000 largest companies comprising over 90% of the total market capitalization of all listed stocks.  The Russell 2000¨ Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000¨ Index, as ranked by market capitalization. The Russell 2500¨ Index consists of the smallest 2,500 companies in a group of 3,000 U.S. companies in the Russell 3000¨ Index, as ranked by market capitalization. The Russell 3000¨ Index is a stock index consisting of the 3000 largest publicly listed companies, representing about 98% of the total capitalization of the entire U.S. stock market. The Russell 2000¨ Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000¨ companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000¨ Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics.  You cannot invest directly in an index.

Cash Flow: A revenue or expense stream that changes a cash account over a given period.

Price/earnings (P/E): The most common measure of how expensive a stock is.

Earnings Growth is not a measure of a fund’s future performance.

Forward Earnings Yield: The same earnings per share for the projected 12-month period divided by the current market price per share.

Hodges Capital Management is the Advisor to the Hodges Funds.

Hodges Funds are distributed by Quasar Distributors LLC.

Hodges Mutual Funds

SECTOR ALLOCATIONS At March 31, 2019 (Unaudited)

(as a percentage of net assets)

Hodges Fund
(HDPMX & HDPIX)

Small Cap Fund
(HDPSX & HDSIX)

(1)	Other assets in excess of liabilities.

Hodges Mutual Funds

SECTOR ALLOCATIONS At March 31, 2019 (Unaudited) (Continued)

(as a percentage of net assets)

Small Intrinsic Value Fund
(HDSVX)

(1)	Liabilities in excess of other assets.

SMID Fund
(HDSMX)

Blue Chip Equity Income Fund
(HDPBX)

(2)	Other assets in excess of liabilities.

Hodges Fund – Retail Class (Unaudited)
Value of $10,000 vs. S&P 500¨ Index

Annualized returns for the periods ended March 31, 2019

					Since Inception	Ending Value
	One Year	Three Year	Five Year	Ten Year	(10/9/1992)	(3/31/2019)
Hodges Fund – Retail Class	(14.45)%	7.73%	3.65%	14.91%	9.33%	$40,150
S&P 500¨ Index	9.50%	13.51%	10.91%	15.92%	9.82%	43,809

This chart illustrates the performance of a hypothetical $10,000 investment made on March 31, 2009, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a Fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 811-0224.

The Fund imposes a 1.00% redemption fee on Retail shares held for less than 30 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

Hodges Fund – Institutional Class (Unaudited)
Value of $1,000,000 vs. S&P 500¨ Index

Annualized returns for the periods ended March 31, 2019

					Since Inception	Ending Value
	One Year	Three Year	Five Year	Ten Year	(12/12/2008)	(3/31/2019)
Hodges Fund – Institutional Class	(14.22)%	8.06%	4.00%	15.23%	12.83%	$4,127,763
S&P 500¨ Index	9.50%	13.51%	10.91%	15.92%	14.43%	4,380,945

This chart illustrates the performance of a hypothetical $1,000,000 investment made on March 31, 2009, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a Fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 811-0224.

The Fund imposes a 1.00% redemption fee on Institutional shares held for less than 60 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

Small Cap Fund – Retail Class (Unaudited)
Value of $10,000 vs. Russell 2000¨ Index

Annualized returns for the periods ended March 31, 2019

					Since Inception	Ending Value
	One Year	Three Year	Five Year	Ten Year	(12/18/2007)	(3/31/2019)
Small Cap Fund – Retail Class	(2.96)%	8.44%	3.30%	18.02%	8.66%	$52,439
Russell 2000¨ Index	2.05%	12.92%	7.05%	15.36%	8.03%	41,743

This chart illustrates the performance of a hypothetical $10,000 investment made on March 31, 2009, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a Fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 811-0224.

The Fund imposes a 1.00% redemption fee on Retail shares held for less than 30 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

Small Cap Fund – Institutional Class (Unaudited)
Value of $1,000,000 vs. Russell 2000¨ Index

Annualized returns for the periods ended March 31, 2019

					Since Inception	Ending Value
	One Year	Three Year	Five Year	Ten Year	(12/12/2008)	(3/31/2019)
Small Cap Fund – Institutional Class	(2.76)%	8.73%	3.60%	18.41%	16.56%	$5,420,644
Russell 2000¨ Index	2.05%	12.92%	7.05%	15.36%	13.81%	4,174,320

This chart illustrates the performance of a hypothetical $1,000,000 investment made on March 31, 2009, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a Fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 811-0224.

The Fund imposes a 1.00% redemption fee on Institutional shares held for less than 60 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

Small Intrinsic Value Fund (Unaudited)
Value of $10,000 vs. Russell 2000¨ Index & Russell 2000¨ Value Index

Annualized returns for the periods ended March 31, 2019

				Since Inception	Ending Value
	One Year	Three Year	Five Year	(12/26/2013)	(3/31/2019)
Small Intrinsic Value Fund	(10.91)%	4.38%	4.00%	4.54%	$12,632
Russell 2000¨ Index	2.05%	12.92%	7.05%	6.95%	14,237
Russell 2000¨ Value Index	0.17%	10.86%	5.59%	5.68%	13,377

This chart illustrates the performance of a hypothetical $10,000 investment made on December 26, 2013, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a Fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 811-0224.

The Fund imposes a 1.00% redemption fee on Retail shares held for less than 30 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

SMID Fund (Unaudited)
Value of $10,000 vs. Russell 2500¨ Index

Annualized returns for the periods ended March 31, 2019

				Since Inception	Ending Value
	One Year	Three Year	Five Year	(12/26/2013)	(3/31/2019)
SMID Fund	(8.08)%	7.52%	4.00%	4.95%	$12,895
Russell 2500¨ Index	4.48%	12.56%	7.79%	7.93%	14,941

This chart illustrates the performance of a hypothetical $10,000 investment made on December 26, 2013, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a Fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 811-0224.

The Fund imposes a 1.00% redemption fee on Retail shares held for less than 30 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

Blue Chip Equity Income Fund (Unaudited)
Value of $10,000 vs. Russell 1000¨ Index

Annualized returns for the periods ended March 31, 2019

				Since Inception	Ending Value
	One Year	Three Year	Five Year	(9/10/2009)	(3/31/2019)
Blue Chip Equity Income Fund	5.52%	10.96%	7.72%	10.61%	$26,215
Russell 1000¨ Index	9.30%	13.52%	10.63%	13.39%	33,230

This chart illustrates the performance of a hypothetical $10,000 investment made on September 10, 2009, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a Fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 811-0224.

The Fund imposes a 1.00% redemption fee on Retail shares held for less than 30 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

Hodges Fund

SCHEDULE OF INVESTMENTS at March 31, 2019

Shares		Value

COMMON STOCKS: 96.3%

Airlines: 3.3%
200,000	American Airlines Group, Inc.	$6,352,000

Banks: 5.7%
70,000	Texas Capital Bancshares, Inc. (1)	3,821,300
250,000	Triumph Bancorp, Inc. (1)	7,347,500
		11,168,800
Biotechnology: 1.9%
519,400	ElectroCore, Inc. (1)	3,635,800

Building Materials: 6.5%
70,000	Eagle Materials, Inc.	5,901,000
160,000	U.S. Concrete, Inc. (1)	6,627,200
		12,528,200

Building Products Retail: 3.2%
350,000	At Home Group, Inc. (1)	6,251,000

Commercial Services: 3.1%
80,000	Square, Inc. - Class A (1)	5,993,600

Computers: 5.3%
50,000	CyberArk Software Ltd. (1)	5,952,500
115,000	Nutanix, Inc. - Class A (1)	4,340,100
		10,292,600

Diversified Financial Services: 1.2%
100,000	Virtu Financial, Inc. - Class A	2,375,000

Floor Coverings Retail: 3.5%
165,000	Floor & Decor Holdings,
	Inc. - Class A (1)	6,801,300

Healthcare Products: 3.0%
150,000	Boston Scientific Corp. (1)	5,757,000

Home Builders: 3.4%
425,000	William Lyon Homes - Class A (1)	6,532,250

Insurance: 1.7%
120,000	Goosehead Insurance, Inc. - Class A	3,345,600

Internet: 3.3%
146,800	Intrusion, Inc. (1),(2)	631,240
175,000	Twitter, Inc. (1)	5,754,000
		6,385,240

Iron & Steel: 11.7%
550,000	Cleveland-Cliffs, Inc.	5,494,500
604,000	Commercial Metals Co.	10,316,320
350,000	United States Steel Corp.	6,821,500
		22,632,320

Leisure Time: 2.3%
150,000	YETI Holdings, Inc. (1)	4,537,500

Lodging: 1.7%
375,000	Caesars Entertainment Corp. (1)	3,258,750

Oil Companies Exploration & Production: 8.0%
850,000	Comstock Resources, Inc. (1)	5,890,500
500,000	Matador Resources Co. (1)	9,665,000
		15,555,500

Oil U.S. Royalty Trusts: 5.8%
14,500	Texas Pacific Land Trust	11,217,925

Restaurants: 3.2%
1,706,885	Luby’s, Inc. (1),(2),(3)	2,457,914
300,000	Waitr Holdings, Inc. (1)	3,687,000
		6,144,914

Semiconductors: 6.1%
100,000	Cree, Inc. (1)	5,722,000
150,000	Micron Technology, Inc. (1)	6,199,500
		11,921,500

Software: 10.1%
185,000	Smartsheet, Inc. - Class A (1)	7,546,150
70,000	Twilio, Inc. - Class A (1)	9,042,600
70,000	Upland Software, Inc. (1)	2,965,200
		19,553,950

Telecommunications: 1.8%
761,300	Gogo, Inc. (1)	3,418,237

Textiles: 0.5%
1,075,784	The Dixie Group, Inc. (1),(2),(3)	1,011,237

TOTAL COMMON STOCKS
(Cost $189,274,176)		186,670,223

Contracts		Notional
(100 shares per contract)		Value

CALL OPTIONS PURCHASED: 3.6% (1)

Aerospace & Defense: 0.9%
400	The Boeing Co.,
	Expiration:
	July 2019,
	Exercise
	Price: $350.00	$15,256,800	1,739,000

Healthcare Services: 0.2%
1,250	Teladoc Health, Inc.,
	Expiration:
	April 2019,
	Exercise
	Price: $55.00	6,950,000	387,500

Internet: 1.9%
90	Amazon.com, Inc.,
	Expiration:
	June 2019,
	Exercise
	Price: $1,550.00	16,026,750	2,367,225
600	Expedia Group,
	Inc. - Class A,
	Expiration:
	July 2019,
	Exercise
	Price: $100.00	7,140,000	1,284,000
			3,651,225

The accompanying notes are an integral part of these financial statements.

Hodges Fund

SCHEDULE OF INVESTMENTS at March 31, 2019 (Continued)

Contracts		Notional
(100 shares per contract)		Value	Value

Pharmaceuticals: 0.6%
375	Johnson & Johnson,
	Expiration:
	July 2019,
	Exercise
	Price: $110.00	$5,242,125	$1,137,188

Transportation: 0.0%(4)
913	FedEx Corp.,
	Expiration:
	April 2019,
	Exercise
	Price: $200.00	16,562,733	4,565
TOTAL CALL OPTIONS PURCHASED
(Cost $9,027,006)			6,919,478

TOTAL INVESTMENTS IN SECURITIES: 99.9%
(Cost $198,301,182)			193,589,701
Other Assets in Excess of Liabilities: 0.1%			219,225
TOTAL NET ASSETS: 100.0%			$193,808,926

(1)	Non-income producing security.
(2)	A portion of this security is considered illiquid. As of March 31, 2019, the total value of the investments considered illiquid was $3,187,391 or 1.6% of total net assets.
(3)	Company is an "affiliated person" of the Fund, as defined in the Investment Company Act of 1940.
(4)	Does not round to 0.1% or (0.1)%, as applicable.

SCHEDULE OF OPTIONS WRITTEN at March 31, 2019

Contracts		Notional
(100 shares per contract)		Value	Value

CALL OPTIONS WRITTEN: 0.3% (1)

Commercial Services: 0.0% (2)
300	Square, Inc. - Class A,
	Expiration:
	April 2019,
	Exercise
	Price: 85.00	$2,247,600	$2,250

Computers: 0.0% (2)
150	CyberArk Software Ltd.,
	Expiration:
	April 2019,
	Exercise
	Price: 115.00	1,785,750	89,250

Floor Coverings Retail: 0.1%
500	Floor & Decor Holdings,
	Inc. - Class A,
	Expiration:
	April 2019,
	Exercise
	Price: 40.00	2,061,000	113,750

Semiconductors: 0.0% (2)
500	Micron Technology, Inc.,
	Expiration:
	April 2019,
	Exercise
	Price: 45.00	2,066,500	15,750

Software: 0.2%
750	Smartsheet, Inc. - Class A,
	Expiration:
	April 2019,
	Exercise
	Price: 40.00	3,059,250	161,250
150	Twilio, Inc. - Class A,
	Expiration:
	April 2019,
	Exercise
	Price: 120.00	1,937,700	148,500
			309,750
TOTAL CALL OPTIONS WRITTEN
(Proceeds $596,992)			$530,750

Percentages are stated as a percent of net assets.
(1)	Non-income producing security.
(2)	Does not round to 0.1% or (0.1)%, as applicable.

The accompanying notes are an integral part of these financial statements.

Small Cap Fund

SCHEDULE OF INVESTMENTS at March 31, 2019

Shares		Value

COMMON STOCKS: 97.7%

Airlines: 2.1%
185,000	Spirit Airlines, Inc. (1)	$9,779,100

Apparel & Shoe Retail: 3.3%
450,000	American Eagle Outfitters, Inc.	9,976,500
210,000	Caleres, Inc.	5,184,900
		15,161,400

Appliances Retail: 1.7%
350,000	Conn’s, Inc. (1)	8,001,000

Banks: 8.3%
547,800	Hilltop Holdings, Inc.	9,997,350
165,199	Independent Bank Group, Inc.	8,473,057
315,000	LegacyTexas Financial Group, Inc.	11,777,850
270,000	Triumph Bancorp, Inc. (1)	7,935,300
		38,183,557

Biotechnology: 3.4%
134,755	ElectroCore, Inc. (1)	943,285
170,000	Exact Sciences Corp. (1)	14,725,400
		15,668,685

Building Materials: 6.4%
205,000	Eagle Materials, Inc.	17,281,500
30,000	Gibraltar Industries, Inc. (1)	1,218,300
260,000	U.S. Concrete, Inc. (1)	10,769,200
		29,269,000

Building Products Retail: 0.8%
206,950	At Home Group, Inc. (1)	3,696,127

Commercial Services: 2.7%
165,000	HealthEquity, Inc. (1)	12,206,700

Computers: 4.8%
35,000	Fortinet, Inc. (1)	2,938,950
360,000	NCR Corp. (1)	9,824,400
250,000	Nutanix, Inc. - Class A (1)	9,435,000
		22,198,350

Discount Retail: 3.5%
190,000	Ollie’s Bargain Outlet
	Holdings, Inc. (1)	16,212,700

Diversified Manufacturing Operations: 0.9%
180,000	Trinity Industries, Inc.	3,911,400

Diversified Retail: 1.2%
300,000	Sally Beauty Holdings, Inc. (1)	5,523,000

Electrical Components & Equipment: 2.2%
175,000	Encore Wire Corp.	10,013,500

Engineering & Construction: 1.0%
149,999	Arcosa, Inc.	4,582,469

Entertainment: 1.1%
130,000	Cinemark Holdings, Inc.	5,198,700

Floor Coverings Retail: 2.3%
251,300	Floor & Decor Holdings,
	Inc. - Class A (1)	10,358,586

Food: 1.2%
40,000	Sanderson Farms, Inc.	5,273,600

Healthcare Products: 5.7%
40,000	BioTelemetry, Inc. (1)	2,504,800
125,000	CryoLife, Inc. (1)	3,646,250
75,000	Integer Holdings Corp. (1)	5,656,500
150,000	Merit Medical Systems, Inc. (1)	9,274,500
155,000	STAAR Surgical Co. (1)	5,299,450
		26,381,500

Home Builders: 2.6%
490,000	Century Communities, Inc. (1)	11,745,300

Insurance: 3.3%
210,000	Goosehead Insurance, Inc. - Class A	5,854,800
80,000	The Hanover Insurance Group, Inc.	9,133,600
		14,988,400

Iron & Steel: 7.9%
210,000	Allegheny Technologies, Inc. (1)	5,369,700
975,000	Cleveland-Cliffs, Inc.	9,740,250
900,000	Commercial Metals Co.	15,372,000
300,000	United States Steel Corp.	5,847,000
		36,328,950

Leisure Time: 2.7%
250,000	Brunswick Corp.	12,582,500

Oil Companies Exploration & Production: 7.2%
85,000	Diamondback Energy, Inc.	8,630,050
275,000	Matador Resources Co. (1)	5,315,750
250,000	Whiting Petroleum Corp. (1)	6,535,000
950,000	WPX Energy, Inc. (1)	12,454,500
		32,935,300

Oil U.S. Royalty Trusts: 6.2%
36,884	Texas Pacific Land Trust	28,535,307

Pet Food & Supplies Retail: 0.7%
100,000	PetIQ, Inc. - Class A (1)	3,141,000

Real Estate Investment Trusts: 0.9%
80,000	CyrusOne, Inc.	4,195,200

Restaurants: 2.9%
165,000	Brinker International, Inc.	7,322,700
100,000	Texas Roadhouse, Inc.	6,219,000
		13,541,700

The accompanying notes are an integral part of these financial statements.

Small Cap Fund

SCHEDULE OF INVESTMENTS at March 31, 2019 (Continued)

Shares		Value

Semiconductors: 5.9%
340,000	Brooks Automation, Inc.	$9,972,200
100,000	Cree, Inc. (1)	5,722,000
775,000	Cypress Semiconductor Corp.	11,563,000
		27,257,200

Software: 2.4%
40,000	Blackbaud, Inc.	3,189,200
361,525	Glu Mobile, Inc. (1)	3,955,083
140,000	SailPoint Technologies
	Holdings, Inc. (1)	4,020,800
		11,165,083

Transportation: 2.4%
180,000	Saia, Inc. (1)	10,998,000

TOTAL COMMON STOCKS
(Cost $363,665,118)		449,033,314

TOTAL INVESTMENTS IN SECURITIES: 97.7%
(Cost $363,665,118)		449,033,314
Other Assets in Excess of Liabilities: 2.3%		10,410,800
TOTAL NET ASSETS: 100.0%		$459,444,114

(1)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Small Intrinsic Value Fund

SCHEDULE OF INVESTMENTS at March 31, 2019

Shares		Value

COMMON STOCKS: 101.3%

Apparel: 1.9%
12,000	Delta Apparel, Inc. (1)	$266,640

Apparel & Shoe Retail: 5.5%
300,000	Francesca’s Holdings Corp. (1)	202,920
50,000	Tilly’s, Inc. - Class A	556,500
		759,420

Auto Manufacturers: 1.9%
15,000	Blue Bird Corp. (1)	253,950

Auto Parts & Equipment: 3.1%
20,000	Tower International, Inc.	420,600

Banks: 12.1%
5,000	Ameris Bancorp	171,750
20,000	Bank7 Corp. (1)	347,400
4,000	Pinnacle Financial Partners, Inc.	218,800
6,000	Texas Capital Bancshares, Inc. (1)	327,540
20,000	Triumph Bancorp, Inc. (1)	587,800
		1,653,290

Beverages: 1.5%
10,000	Farmer Brothers Co. (1)	200,100

Building Materials: 8.9%
10,000	Eagle Materials, Inc.	843,000
9,000	U.S. Concrete, Inc. (1)	372,780
		1,215,780

Diversified Retail: 2.4%
18,000	Sally Beauty Holdings, Inc. (1)	331,380

Electrical Components & Equipment: 1.7%
4,000	Encore Wire Corp.	228,880

Engineering & Construction: 3.0%
46,200	Great Lakes Dredge & Dock Corp. (1)	411,642

Hair Salons: 3.4%
24,000	Regis Corp. (1)	472,080

Healthcare Products: 4.3%
12,000	Nuvectra Corp. (1)	132,120
30,000	SeaSpine Holdings Corp. (1)	452,400
		584,520

Insurance: 8.3%
36,000	Crawford & Co. - Class A	332,640
50,000	Hallmark Financial Services, Inc. (1)	520,000
8,000	Horace Mann Educators Corp.	281,680
		1,134,320

Iron & Steel: 10.5%
25,000	Cleveland-Cliffs, Inc.	249,750
70,000	Commercial Metals Co.	1,195,600
		1,445,350

Leisure Time: 5.1%
14,000	Brunswick Corp.	704,620

Machinery-Diversified: 2.8%
17,000	Ichor Holdings Ltd. (1)	383,860

Metal Fabrication & Hardware: 3.0%
17,000	Northwest Pipe Co. (1)	408,000

Oil Companies Exploration & Production: 4.7%
12,500	Matador Resources Co. (1)	241,625
10,000	Panhandle Oil and
	Gas, Inc. - Class A	157,000
12,500	Parsley Energy, Inc. - Class A (1)	241,250
		639,875

Oil Field Services: 2.8%
17,000	ProPetro Holding Corp. (1)	383,180

Pawn Shops: 2.0%
30,000	EZCORP, Inc. - Class A (1)	279,600

Real Estate Investment Trusts: 6.8%
22,000	The GEO Group, Inc.	422,400
18,000	Tier REIT, Inc.	515,880
		938,280

Semiconductors: 1.0%
4,000	Diodes, Inc. (1)	138,800

Textiles: 1.8%
262,500	The Dixie Group, Inc. (1),(2),(3)	246,750

Transportation: 2.8%
20,000	Covenant Transportation
	Group, Inc. - Class A (1)	379,600

TOTAL COMMON STOCKS
(Cost $13,732,396)		13,880,517

TOTAL INVESTMENTS IN SECURITIES: 101.3%
(Cost $13,732,396)		13,880,517
Liabilities in Excess of Other Assets: (1.3)%		(183,325)
TOTAL NET ASSETS: 100.0%		$13,697,192

(1)	Non-income producing security.
(2)	Company is an "affiliated person" of the Fund, as defined in the Investment Company Act of 1940.
(3)	A portion of this security is considered illiquid. As of March 31, 2019, the total value of the investments considered illiquid was $76,322 or 0.6% of total net assets.

The accompanying notes are an integral part of these financial statements.

SMID Fund

SCHEDULE OF INVESTMENTS at March 31, 2019

Shares		Value

COMMON STOCKS: 97.4%

Airlines: 2.6%
6,000	Alaska Air Group, Inc.	$336,720

Apparel & Shoe Retail: 2.2%
9,000	Tapestry, Inc.	292,410

Appliances Retail: 4.2%
24,000	Conn’s, Inc. (1)	548,640

Banks: 9.9%
6,500	Comerica, Inc.	476,580
15,500	Triumph Bancorp, Inc. (1)	455,545
15,000	Veritex Holdings, Inc.	363,300
		1,295,425

Building Materials: 3.9%
6,000	Eagle Materials, Inc.	505,800

Computers: 7.4%
7,000	Fortinet, Inc. (1)	587,790
10,000	Nutanix, Inc. - Class A (1)	377,400
		965,190

Diversified Retail: 3.8%
4,000	Five Below, Inc. (1)	497,000

Entertainment: 5.8%
12,000	Live Nation Entertainment, Inc. (1)	762,480

Healthcare Products: 4.4%
9,000	Tandem Diabetes Care, Inc. (1)	571,500

Home Builders: 6.3%
11,000	DR Horton, Inc.	455,180
6,000	LGI Homes, Inc. (1)	361,440
		816,620

Home Furnishings Retail: 1.6%
2,000	RH (1)	205,900

Insurance: 2.8%
13,000	Goosehead Insurance, Inc. - Class A	362,440

Iron & Steel: 3.3%
25,000	Commercial Metals Co.	427,000

Leisure Time: 8.1%
8,000	Brunswick Corp.	402,640
12,000	Norwegian Cruise
	Line Holdings Ltd. (1)	659,520
		1,062,160

Oil Companies Exploration & Production: 8.7%
50,000	Callon Petroleum Co. (1)	377,500
58,000	WPX Energy, Inc. (1)	760,380
		1,137,880

Packaging & Containers: 2.3%
3,000	Packaging Corporation of America	298,140

Pet Food & Supplies Retail: 1.9%
8,000	PetIQ, Inc. - Class A (1)	251,280

Pharmaceuticals: 1.8%
2,000	DexCom, Inc. (1)	238,200

Restaurants: 5.8%
10,000	Brinker International, Inc.	443,800
5,000	Texas Roadhouse, Inc.	310,950
		754,750

Semiconductors: 3.7%
32,000	Cypress Semiconductor Corp.	477,440

Transportation: 6.9%
4,500	Kansas City Southern	521,910
5,000	Kirby Corp. (1)	375,550
		897,460

TOTAL COMMON STOCKS
(Cost $11,048,874)		12,704,435

TOTAL INVESTMENTS IN SECURITIES: 97.4%
(Cost $11,048,874)		12,704,435
Other Assets in Excess of Liabilities: 2.6%		338,278
TOTAL NET ASSETS: 100.0%		$13,042,713

(1)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Blue Chip Equity Income Fund

SCHEDULE OF INVESTMENTS at March 31, 2019

Shares		Value

COMMON STOCKS: 99.9%

Aerospace & Defense: 5.6%
3,500	The Boeing Co.	$1,334,970

Airlines: 6.3%
16,000	Delta Air Lines, Inc.	826,400
13,000	Southwest Airlines Co.	674,830
		1,501,230

Banks: 6.1%
24,000	Bank of America Corp.	662,160
8,000	JPMorgan Chase & Co.	809,840
		1,472,000

Beverages: 2.5%
5,000	PepsiCo, Inc.	612,750

Building Products Retail: 9.7%
7,000	The Home Depot, Inc.	1,343,230
9,000	Lowe’s Companies, Inc.	985,230
		2,328,460

Computers: 5.7%
7,200	Apple, Inc.	1,367,640

Discount Retail: 3.2%
8,000	Wal-Mart Stores, Inc.	780,240

Diversified Financial Services: 4.7%
7,200	Visa, Inc. - Class A	1,124,567

Healthcare Products: 2.3%
6,000	Medtronic PLC	546,480

Internet: 6.9%
500	Alphabet, Inc. - Class A (1)	588,445
600	Amazon.com, Inc. (1)	1,068,450
		1,656,895

Machinery-Diversified: 2.0%
3,000	Cummins, Inc.	473,610

Machinery-Construction & Mining: 4.5%
8,000	Caterpillar, Inc.	1,083,920

Media: 3.7%
8,000	The Walt Disney Co.	888,240

Oil Companies Integrated: 6.4%
6,000	Chevron Corp.	739,080
10,000	Exxon Mobil Corp.	808,000
		1,547,080
Oil Field Services: 2.4%
13,000	Schlumberger Ltd.	566,410

Pharmaceuticals: 5.7%
6,750	Johnson & Johnson	943,583
5,000	Merck & Co., Inc.	415,850
		1,359,433

Pipelines: 5.9%
13,000	ONEOK, Inc.	907,920
12,000	Targa Resources Corp.	498,600
		1,406,520

Semiconductors: 6.5%
15,000	Intel Corp.	805,500
7,000	Texas Instruments, Inc.	742,490
		1,547,990

Software: 4.9%
10,000	Microsoft Corp.	1,179,400

Transportation: 4.9%
7,000	Union Pacific Corp.	1,170,400

TOTAL COMMON STOCKS
(Cost $18,014,232)		23,948,235

TOTAL INVESTMENTS IN SECURITIES: 99.9%
(Cost $18,014,232)		23,948,235
Other Assets in Excess of Liabilities: 0.1%		14,025
TOTAL NET ASSETS: 100.0%		$23,962,260

(1)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Hodges Mutual Funds

(This Page Intentionally Left Blank.)

Hodges Mutual Funds

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2019

			Small
		Small Cap	Intrinsic
	Hodges Fund	Fund	Value Fund

ASSETS
Investments in unaffiliated securities, at value
(Cost $184,709,642, $363,665,118, and $13,235,021, respectively)	$190,120,550	$449,033,314	$13,633,767
Investments in securities of affiliated issuers, at value
(Cost $13,591,540, $— and $497,375, respectively)	3,469,151	—	246,750
Cash	806,911	9,728,270	594
Receivables:
Investment securities sold	1,651,896	8,834,571	56,576
Fund shares sold	49,805	673,471	55,025
Dividends and interest	75,306	211,662	500
Due from advisor, net	—	—	27,087
Prepaid expenses	28,932	38,687	14,452
Total assets	196,202,551	468,519,975	14,034,751

LIABILITIES
Payables:
Credit facility	—	—	114,000
Investment securities purchased	1,263,927	7,785,679	—
Options written, at value (proceeds $596,992, $—, and $—, respectively)	530,750	—	—
Investment advisory fees, net	126,600	336,403	—
Distribution fees	116,441	208,597	14,979
Fund shares redeemed	245,232	517,174	161,274
Transfer agent fees	13,838	12,677	3,712
Sub-transfer agent fees	23,141	74,942	4,221
Audit fees	25,799	25,801	23,800
Administration fees	15,518	36,392	2,148
Fund accounting fees	7,071	17,560	1,691
Trustee fees	4,548	5,966	3,809
Custody fees	1,901	4,767	2,320
Chief Compliance Officer fees	1,167	1,166	1,167
Other accrued expenses	17,692	48,737	4,438
Total liabilities	2,393,625	9,075,861	337,559
NET ASSETS	$193,808,926	$459,444,114	$13,697,192

COMPONENTS OF NET ASSETS
Paid-in capital	$203,961,306	$349,467,466	$15,235,313
Total distributable (accumulated) earnings (losses)	(10,152,380)	109,976,648	(1,538,121)
Net assets	$193,808,926	$459,444,114	$13,697,192

COMPUTATION OF NET ASSET VALUE
Net Asset Value (unlimited shares authorized)
Retail Class:
Net assets	$177,372,315	$354,487,639	$13,697,192
Shares of beneficial interest issued and outstanding	4,697,490	19,555,967	1,230,495
Net asset value, offering and redemption price per share	$37.76	$18.13	$11.13
Net Asset Value (unlimited shares authorized)
Institutional Class:
Net assets	$16,436,611	$104,956,475
Shares of beneficial interest issued and outstanding	424,962	5,567,173
Net asset value, offering and redemption price per share	$38.68	$18.85

The accompanying notes are an integral part of these financial statements.

Hodges Mutual Funds

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2019 (Continued)

		Blue Chip
		Equity
	SMID Fund	Income Fund

ASSETS
Investments in unaffiliated securities, at value
(Cost $11,048,874 and $18,014,232, respectively)	$12,704,435	$23,948,235
Cash	369,513	48,471
Receivables:
Fund shares sold	5,500	393
Dividends and interest	20,277	16,490
Due from advisor, net	282	—
Prepaid expenses	13,278	10,278
Total assets	13,113,285	24,023,867

LIABILITIES
Payables:
Fund shares redeemed	25,000	715
Audit fees	23,800	23,800
Distribution fees	9,606	14,212
Transfer agent fees	3,567	3,684
Sub-transfer agent fees	1,129	810
Trustee fees	3,738	3,789
Investment advisory fees, net	—	8,702
Chief Compliance Officer fees	1,167	1,167
Administration fees	1,029	1,753
Custody fees	848	925
Fund accounting fees	640	992
Distribution to shareholders	—	1,027
Other accrued expenses	48	31
Total liabilities	70,572	61,607
NET ASSETS	$13,042,713	$23,962,260

COMPONENTS OF NET ASSETS
Paid-in capital	$11,561,547	$17,596,272
Total distributable earnings	1,481,166	6,365,988
Net assets	$13,042,713	$23,962,260

COMPUTATION OF NET ASSET VALUE
Net Asset Value (unlimited shares authorized)
Retail Class:
Net assets	$13,042,713	$23,962,260
Shares of beneficial interest issued and outstanding	1,123,468	1,513,317
Net asset value, offering and redemption price per share	$11.61	$15.83

The accompanying notes are an integral part of these financial statements.

Hodges Mutual Funds

STATEMENTS OF OPERATIONS For the Year Ended March 31, 2019

			Small
		Small Cap	Intrinsic
	Hodges Fund	Fund	Value Fund

INVESTMENT INCOME
Dividends from unaffiliated investments (net of $5,438, $—,
and $— foreign withholding tax, respectively)	$831,553	$4,024,161	$440,781
Other income	539	677	457
Total investment income	832,092	4,024,838	441,238

EXPENSES
Investment advisory fees	1,934,056	4,935,734	519,399
Distribution fees - Retail Class	535,683	1,123,920	152,764
Sub-transfer agent fees	137,998	426,891	56,946
Administration fees	100,527	238,222	24,489
Transfer agent fees	83,197	73,943	24,734
Fund accounting fees	45,489	106,108	13,475
Registration fees	41,296	76,282	24,796
Reports to shareholders	35,015	38,296	10,281
Audit fees	25,799	25,798	23,801
Miscellaneous expenses	16,859	32,924	13,856
Trustee fees	16,740	21,557	13,674
Custody fees	13,175	30,784	9,619
Chief Compliance Officer fees	6,999	7,001	7,002
Legal fees	5,567	5,568	5,567
Insurance expense	3,209	3,977	2,731
Interest expense	1,103	22,018	14,867
Total expenses	3,002,712	7,169,023	918,001
Less: fees waived	(350,944)	—	(129,739)
Net expenses	2,651,768	7,169,023	788,262
Net investment loss	(1,819,676)	(3,144,185)	(347,024)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on transactions from:
Unaffiliated investments	4,597,083	46,494,393	(1,036,427)
Affiliated investments	(5,188,123)	(2,064,257)	(264,496)
Options written	400,000	339,036	—
Net realized gain (loss)	(191,040)	44,769,172	(1,300,923)
Net change in unrealized appreciation/depreciation on:
Unaffiliated investments	(35,620,978)	(63,022,272)	(10,204,599)
Affiliated investments	2,405,345	1,633,978	(250,625)
Options written	(286,768)	(716,142)	—
Net unrealized appreciation/depreciation	(33,502,401)	(62,104,436)	(10,455,224)
Net realized and unrealized loss	(33,693,441)	(17,335,264)	(11,756,147)
Net decrease in net assets resulting from operations	$(35,513,117)	$(20,479,449)	$(12,103,171)

The accompanying notes are an integral part of these financial statements.

Hodges Mutual Funds

STATEMENTS OF OPERATIONS For the Year Ended March 31, 2019 (Continued)

		Blue Chip
		Equity
	SMID Fund	Income Fund

INVESTMENT INCOME
Dividends from unaffiliated investments	$120,967	$486,101
Other income	429	433
Total investment income	121,396	486,534

EXPENSES
Investment advisory fees	128,149	153,149
Distribution fees	37,691	58,903
Audit fees	23,801	23,800
Transfer agent fees	21,357	21,831
Registration fees	18,567	25,313
Trustee fees	12,430	13,378
Sub-transfer agent fees	7,196	4,730
Chief Compliance Officer fees	7,000	7,001
Administration fees	6,432	10,023
Miscellaneous expenses	5,878	6,461
Custody fees	5,285	5,584
Legal fees	4,797	5,568
Fund accounting fees	4,074	5,682
Reports to shareholders	3,983	3,793
Insurance expense	2,576	2,589
Interest expense	415	78
Total expenses	289,631	347,883
Less: fees waived	(78,561)	(41,586)
Net expenses	211,070	306,297
Net investment income (loss)	(89,674)	180,237

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on transactions from:
Unaffiliated investments	(158,194)	494,323
Net realized gain (loss)	(158,194)	494,323
Net change in unrealized appreciation/depreciation on:
Unaffiliated investments	(1,153,071)	585,010
Net unrealized appreciation/depreciation	(1,153,071)	585,010
Net realized and unrealized gain (loss)	(1,311,265)	1,079,333
Net increase (decrease) in net assets resulting from operations	$(1,400,939)	$1,259,570

The accompanying notes are an integral part of these financial statements.

Hodges Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2019	March 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(1,819,676)	$(2,670,300)
Net realized gain (loss) on transactions from:
Unaffiliated investments	4,597,083	34,985,427
Affiliated investments	(5,188,123)	(5,738,734)
Options written	400,000	(1,123,907)
Net change in unrealized appreciation/depreciation on:
Unaffiliated investments	(35,620,978)	(1,197,600)
Affiliated investments	2,405,345	4,404,187
Options written	(286,768)	353,010
Net increase (decrease) in net assets resulting from operations	(35,513,117)	29,012,083

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders - Retail Class	(14,609,116)	(18,348,766	)(1)
Net distributions to shareholders - Institutional Class	(846,104)	(960,735	)(2)
Total distributions to shareholders	(15,455,220)	(19,309,501)

CAPITAL SHARE TRANSACTIONS
Decrease in net assets derived from net change
in outstanding shares - Retail Class (3)	(25,929,368)	(118,043,289)
Increase (decrease) in net assets derived from net change
in outstanding shares - Institutional Class (3)	5,212,297	(12,770,673)
Total decrease in net assets from capital share transactions	(20,717,071)	(130,813,962)
Total decrease in net assets	(71,685,408)	(121,111,380)

NET ASSETS
Beginning of year	265,494,334	386,605,714
End of year	$193,808,926	$265,494,334

(1)	As disclosed at March 31, 2018, includes $18,348,766 in net realized gain distributions.
(2)	As disclosed at March 31, 2018, includes $960,735 in net realized gain distributions.
(3)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2019		March 31, 2018
	Shares	Value	Shares	Value
Retail Class
Shares sold	388,957	$14,856,799	436,103	$21,173,909
Shares issued in reinvestment of distributions	442,148	14,299,064	379,594	18,000,369
Shares redeemed (4)	(1,334,081)	(55,085,231)	(3,357,909)	(157,217,567)
Net decrease	(502,976)	$(25,929,368)	(2,542,212)	$(118,043,289)

(4)	Net of redemption fees of $569 and $9,645, respectively.

Institutional Class
Shares sold	230,727	$8,850,028	81,743	$3,900,093
Shares issued in reinvestment of distributions	19,938	659,945	19,521	942,856
Shares redeemed (5)	(100,226)	(4,297,676)	(371,886)	(17,613,622)
Net increase (decrease)	150,439	$5,212,297	(270,622)	$(12,770,673)

(5)	Net of redemption fees of $338 and $428, respectively.

The accompanying notes are an integral part of these financial statements.

Small Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2019	March 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(3,144,185)	$(4,802,012)
Net realized gain (loss) on transactions from:
Unaffiliated investments	46,494,393	63,603,252
Affiliated investments	(2,064,257)	5,621,369
Options written	339,036	(1,721,508)
Net change in unrealized appreciation/depreciation on:
Unaffiliated investments	(63,022,272)	4,244,871
Affiliated investments	1,633,978	(3,050,254)
Options written	(716,142)	716,142
Net increase (decrease) in net assets resulting from operations	(20,479,449)	64,611,860

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders - Retail Class	(15,051,369)	(67,701,553	)(1)
Net distributions to shareholders - Institutional Class	(4,486,407)	(20,977,973	)(2)
Total distributions to shareholders	(19,537,776)	(88,679,526)

CAPITAL SHARE TRANSACTIONS
Decrease in net assets derived from net change
in outstanding shares - Retail Class (3)	(66,952,640)	(288,747,360)
Decrease in net assets derived from net change
in outstanding shares - Institutional Class (3)	(17,844,218)	(273,999,751)
Total decrease in net assets from capital share transactions	(84,796,858)	(562,747,111)
Total decrease in net assets	(124,814,083)	(586,814,777)

NET ASSETS
Beginning of year	584,258,197	1,171,072,974
End of year	$459,444,114	$584,258,197

(1)	As disclosed at March 31, 2018, includes $67,701,553 in net realized gain distributions.
(2)	As disclosed at March 31, 2018, includes $20,977,973 in net realized gain distributions.
(3)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2019		March 31, 2018
	Shares	Value	Shares	Value
Retail Class
Shares sold	5,579,577	$109,093,495	2,469,593	$48,276,727
Shares issued in reinvestment of distributions	909,845	14,894,160	3,738,572	65,985,799
Shares redeemed (4)	(10,100,314)	(190,940,295)	(20,670,579)	(403,009,886)
Net decrease	(3,610,892)	$(66,952,640)	(14,462,414)	$(288,747,360)

(4)	Net of redemption fees of $8,035 and $9,594, respectively.

Institutional Class
Shares sold	2,203,473	$43,683,330	2,393,299	$48,382,156
Shares issued in reinvestment of distributions	222,889	3,793,571	1,127,533	20,600,023
Shares redeemed (5)	(3,404,638)	(65,321,119)	(17,006,767)	(342,981,930)
Net decrease	(978,276)	$(17,844,218)	(13,485,935)	$(273,999,751)

(5)	Net of redemption fees of $3,340 and $6,693, respectively.

The accompanying notes are an integral part of these financial statements.

Small Intrinsic Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2019	March 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(347,024)	$(564,074)
Net realized gain (loss) on transactions from:
Unaffiliated investments	(1,036,427)	6,487,521
Affiliated investments	(264,496)	610,551
Net change in unrealized appreciation/depreciation on:
Unaffiliated investments	(10,204,599)	4,118,462
Affiliated investments	(250,625)	(387,402)
Net increase (decrease) in net assets resulting from operations	(12,103,171)	10,265,058

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions to shareholders	(4,945,416)	(2,632,560	)(1)

CAPITAL SHARE TRANSACTIONS
Decrease in net assets derived from net change in outstanding shares (2)	(50,960,293)	(35,966,402)
Total decrease in net assets	(68,008,880)	(28,333,904)

NET ASSETS
Beginning of year	81,706,072	110,039,976
End of year	$13,697,192	$81,706,072

(1)	As disclosed at March 31, 2018, includes $2,632,560 in net realized gain distributions.
(2)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2019		March 31, 2018
	Shares	Value	Shares	Value
Retail Class
Shares sold	483,900	$6,460,074	1,156,201	$15,405,050
Shares issued in reinvestment of distributions	405,277	4,227,037	166,292	2,284,852
Shares redeemed (3)	(5,643,770)	(61,647,404)	(3,916,749)	(53,656,304)
Net decrease	(4,754,593)	$(50,960,293)	(2,594,256)	$(35,966,402)

(3)	Net of redemption fees of $2,417 and $1,939, respectively.

The accompanying notes are an integral part of these financial statements.

SMID Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2019	March 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(89,674)	$(118,892)
Net realized gain (loss) on transactions from:
Unaffiliated investments	(158,194)	843,381
Affiliated investments	—	56,960
Options written	—	(41,624)
Net change in unrealized appreciation/depreciation on:
Unaffiliated investments	(1,153,071)	805,007
Affiliated investments	—	(29,465)
Net increase (decrease) in net assets resulting from operations	(1,400,939)	1,515,367

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions to shareholders	(608,648)	(556,308	)(1)

CAPITAL SHARE TRANSACTIONS
Decrease in net assets derived from net change in outstanding shares (2)	(230,542)	(6,793,573)
Total decrease in net assets	(2,240,129)	(5,834,514)

NET ASSETS
Beginning of year	15,282,842	21,117,356
End of year	$13,042,713	$15,282,842

(1)	As disclosed at March 31, 2018, includes $556,308 in net realized gain distributions.
(2)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2019		March 31, 2018
	Shares	Value	Shares	Value
Retail Class
Shares sold	104,085	$1,423,830	114,593	$1,449,379
Shares issued in reinvestment of distributions	55,966	594,920	41,381	540,016
Shares redeemed (3)	(189,204)	(2,249,292)	(706,037)	(8,782,968)
Net decrease	(29,153)	$(230,542)	(550,063)	$(6,793,573)

(3)	Net of redemption fees of $28 and $70, respectively.

The accompanying notes are an integral part of these financial statements.

Blue Chip Equity Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2019	March 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$180,237	$211,641
Net realized gain on transactions from:
Unaffiliated investments	494,323	2,243,318
Affiliated investments	—	—
Net change in unrealized appreciation/depreciation on:
Unaffiliated investments	585,010	373,511
Net increase in net assets resulting from operations	1,259,570	2,828,470

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions to shareholders	(1,158,267)	(2,057,953	)(1)

CAPITAL SHARE TRANSACTIONS
Increase (decrease) in net assets derived from net change in outstanding shares (2)	586,428	(1,426,848)
Total increase (decrease) in net assets	687,731	(656,331)

NET ASSETS
Beginning of year	23,274,529	23,930,860
End of year	$23,962,260	$23,274,529

(1)	As disclosed at March 31, 2018, includes $209,295 and $1,848,658 in net investment income and net realized gain distributions, respectively.
(2)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2019		March 31, 2018
	Shares	Value	Shares	Value
Retail Class
Shares sold	116,821	$1,874,460	218,417	$3,599,562
Shares issued in reinvestment of distributions	77,592	1,104,456	120,144	1,961,161
Shares redeemed (3)	(149,016)	(2,392,488)	(437,708)	(6,987,571)
Net increase (decrease)	45,397	$586,428	(99,147)	$(1,426,848)

(3)	Net of redemption fees of $1 and $36, respectively.

The accompanying notes are an integral part of these financial statements.

Hodges Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

RETAIL CLASS

	Year Ended March 31,
	2019	2018	2017	2016		2015
Net asset value, beginning of year	$48.44	$46.60	$35.68	$38.98		$37.65

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (1)	(0.36)	(0.46)	(0.24)	(0.20)		0.24
Net realized and unrealized gain (loss) on investments	(7.15)	5.90	11.15	(2.80)		1.09
Total from investment operations	(7.51)	5.44	10.91	(3.00)		1.33

LESS DISTRIBUTIONS:
From net investment income	—	—	—	(0.35)		—
From net realized gain	(3.17)	(3.60)	—	—		—
Total distributions	(3.17)	(3.60)	—	(0.35)		—
Paid-in capital from redemption fees	0.00 (2)	0.00 (2)	0.01	0.00	(2)	0.00 (2)
Reimbursement by Advisor	—	—	—	0.05		—
Net asset value, end of year	$37.76	$48.44	$46.60	$35.68		$38.98
Total return	(14.45)%	11.88%	30.64%	(7.58	)%(3)	3.53%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$177.4	$251.9	$360.8	$210.8		$331.6
Portfolio turnover rate	119%	142%	145%	79%		89%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.34%	1.33%	1.30%	1.32%		1.31%
After fees waived and expenses absorbed (4)	1.18%	1.18%	1.30%	1.32%		1.31%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	(0.97)%	(1.11)%	(0.56)%	(0.54)%		0.63%
After fees waived and expenses absorbed (4)	(0.81)%	(0.96)%	(0.56)%	(0.54)%		0.63%

(1)	Calculated based on the average number of shares outstanding.
(2)	Does not round to $0.01 or $(0.01), as applicable.
(3)	Net increase from payments by affiliates on the disposal of investments in violation of restrictions contributed 0.13% to this return.
(4)	Effective April 1, 2017, the Advisor has contractually agreed to limit the Retail Class shares’ annual ratio of expenses to 1.18% of the Retail Class’ daily net assets. See Note 3.

The accompanying notes are an integral part of these financial statements.

Hodges Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

INSTITUTIONAL CLASS

	Year Ended March 31,
	2019	2018	2017	2016		2015
Net asset value, beginning of year	$49.39	$47.32	$36.09	$39.55		$38.03

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (1)	(0.24)	(0.34)	(0.14)	(0.08)		0.22
Net realized and unrealized gain (loss) on investments	(7.30)	6.01	11.36	(2.86)		1.23
Total from investment operations	(7.54)	5.67	11.22	(2.94)		1.45

LESS DISTRIBUTIONS:
From net investment income	—	—	—	(0.57)		—
From net realized gain	(3.17)	(3.60)	—	—		—
Total distributions	(3.17)	(3.60)	—	(0.57)		—
Paid-in capital from redemption fees	0.00 (2)	0.00 (2)	0.01	0.00	(2)	0.07
Reimbursement by Advisor	—	—	—	0.05		—
Net asset value, end of year	$38.68	$49.39	$47.32	$36.09		$39.55
Total return	(14.22)%	12.19%	31.12%	(7.29	)%(3)	4.00%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$16.4	$13.6	$25.8	$7.6		$9.6
Portfolio turnover rate	119%	142%	145%	79%		89%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.09%	1.08%	1.00%	1.00%		0.98%
After fees waived and expenses absorbed (4)	0.93%	0.93%	1.00%	1.00%		0.98%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	(0.71)%	(0.85)%	(0.31)%	(0.22)%		0.55%
After fees waived and expenses absorbed (4)	(0.55)%	(0.70)%	(0.31)%	(0.22)%		0.55%

(1)	Calculated based on the average number of shares outstanding.
(2)	Does not round to $0.01 or $(0.01), as applicable.
(3)	Net increase from payments by affiliates on the disposal of investments in violation of restrictions contributed 0.13% to this return.
(4)	Effective April 1, 2017, the Advisor has contractually agreed to limit the Institutional Class shares’ annual ratio of expenses to 0.93% of the Institutional Class’ daily net assets. See Note 3.

The accompanying notes are an integral part of these financial statements.

Small Cap Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

RETAIL CLASS

	Year Ended March 31,
	2019	2018	2017		2016	2015
Net asset value, beginning of year	$19.51	$20.11	$17.27		$20.43	$19.03

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (1)	(0.12)	(0.13)	(0.01)		(0.07)	(0.07)
Net realized and unrealized gain (loss) on investments	(0.54)	2.35	2.91		(3.03)	1.72
Total from investment operations	(0.66)	2.22	2.90		(3.10)	1.65

LESS DISTRIBUTIONS:
From net investment income	—	—	(0.00	)(2)	—	—
From net realized gain	(0.72)	(2.82)	(0.06)		(0.06)	(0.25)
Total distributions	(0.72)	(2.82)	(0.06)		(0.06)	(0.25)
Paid-in capital from redemption fees	0.00 (2)	0.00 (2)	0.00	(2)	0.00 (2)	0.00 (2)
Net asset value, end of year	$18.13	$19.51	$20.11		$17.27	$20.43
Total return	(2.96)%	12.49%	16.81%		(15.18)%	8.78%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$354.5	$452.0	$756.8		$1,100.8	$1,625.7
Portfolio turnover rate	81%	45%	44%		49%	37%

RATIOS:
Expenses to average net assets	1.29%	1.30%	1.28%		1.29%	1.31%
Net investment loss to average net assets	(0.60)%	(0.68)%	(0.08)%		(0.35)%	(0.38)%

(1)	Calculated based on the average number of shares outstanding.
(2)	Does not round to $0.01 or $(0.01), as applicable.

The accompanying notes are an integral part of these financial statements.

Small Cap Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

INSTITUTIONAL CLASS

	Year Ended March 31,
	2019	2018	2017	2016		2015
Net asset value, beginning of year	$20.21	$20.68	$17.74	$20.93		$19.42

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (1)	(0.07)	(0.09)	0.04	(0.00	)(2)	0.00 (2)
Net realized and unrealized gain (loss) on investments	(0.57)	2.44	3.02	(3.13)		1.76
Total from investment operations	(0.64)	2.35	3.06	(3.13)		1.76

LESS DISTRIBUTIONS:
From net investment income	—	—	(0.06)	—		—
From net realized gain	(0.72)	(2.82)	(0.06)	(0.06)		(0.25)
Total distributions	(0.72)	(2.82)	(0.12)	(0.06)		(0.25)
Paid-in capital from redemption fees	0.00 (2)	0.00 (2)	0.00 (2)	0.00	(2)	0.00 (2)
Net asset value, end of year	$18.85	$20.21	$20.68	$17.74		$20.93
Total return	(2.76)%	12.79%	17.21%	(14.96)%		9.17%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$105.0	$132.3	$414.3	$425.2		$446.8
Portfolio turnover rate	81%	45%	44%	49%		37%

RATIOS:
Expenses to average net assets	1.04%	1.05%	0.98%	0.97%		0.99%
Net investment income (loss) to average net assets	(0.35)%	(0.44)%	0.18%	(0.02)%		0.01%

(1)	Calculated based on the average number of shares outstanding.
(2)	Does not round to $0.01 or $(0.01), as applicable.

The accompanying notes are an integral part of these financial statements.

Small Intrinsic Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended March 31,
	2019	2018	2017		2016	2015
Net asset value, beginning of year	$13.65	$12.83	$11.01		$12.41	$10.38

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (1)	(0.08)	(0.07)	(0.00	)(2)	(0.02)	0.09
Net realized and unrealized gain (loss) on investments	(1.47)	1.30	1.82		(1.29)	1.95
Total from investment operations	(1.55)	1.23	1.82		(1.31)	2.04

LESS DISTRIBUTIONS:
From net investment income	—	—	—		(0.01)	—
From net realized gain	(0.97)	(0.41)	—		(0.08)	(0.01)
Total distributions	(0.97)	(0.41)	—		(0.09)	(0.01)
Paid-in capital from redemption fees	0.00 (2)	0.00 (2)	0.00	(2)	0.00 (2)	0.00 (2)
Net asset value, end of year	$11.13	$13.65	$12.83		$11.01	$12.41
Total return	(10.91)%	9.55%	16.53%		(10.58)%	19.66%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$13.7	$81.7	$110.0		$96.5	$29.2
Portfolio turnover rate	137%	103%	113%		79%	123%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.50%	1.38%	1.39%		1.41%	1.96%
After fees waived and expenses absorbed	1.29%	1.29%	1.29%		1.29%	1.29%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	(0.78)%	(0.64)%	(0.14)%		(0.32)%	0.13%
After fees waived and expenses absorbed	(0.57)%	(0.55)%	(0.04)%		(0.20)%	0.80%

(1)	Calculated based on the average number of shares outstanding.
(2)	Does not round to $0.01 or $(0.01), as applicable.

The accompanying notes are an integral part of these financial statements.

SMID Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended March 31,
	2019	2018	2017		2016	2015
Net asset value, beginning of year	$13.26	$12.40	$10.14		$11.49	$10.60

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (1)	(0.08)	(0.09)	(0.05)		(0.04)	0.09
Net realized and unrealized gain (loss) on investments	(1.04)	1.41	2.31		(1.08)	0.80
Total from investment operations	(1.12)	1.32	2.26		(1.12)	0.89

LESS DISTRIBUTIONS:
From net investment income	—	—	—		(0.04)	—
From net realized gain	(0.53)	(0.46)	(0.00	)(2)	(0.19)	—
Total distributions	(0.53)	(0.46)	(0.00	)(2)	(0.23)	—
Paid-in capital from redemption fees	0.00 (2)	0.00 (2)	0.00	(2)	0.00 (2)	0.00 (2)
Net asset value, end of year	$11.61	$13.26	$12.40		$10.14	$11.49
Total return	(8.08)%	10.68%	22.18%		(9.80)%	8.49%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$13.0	$15.3	$21.1		$17.8	$14.4
Portfolio turnover rate	76%	74%	115%		91%	81%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.92%	1.86%	1.84%		1.78%	2.24%
After fees waived and expenses absorbed	1.40%	1.40%	1.40%		1.40%	1.40%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	(1.11)%	(1.17)%	(0.88)%		(0.78)%	0.01%
After fees waived and expenses absorbed	(0.59)%	(0.71)%	(0.44)%		(0.40)%	0.85%

(1)	Calculated based on the average number of shares outstanding.
(2)	Does not round to $0.01 or $(0.01), as applicable.

The accompanying notes are an integral part of these financial statements.

Blue Chip Equity Income Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended March 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$15.86	$15.27	$14.12	$15.56	$15.08

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (1)	0.12	0.15	0.17	0.02	0.06
Net realized and unrealized gain (loss) on investments	0.65	1.98	1.74	(0.34)	1.17
Total from investment operations	0.77	2.13	1.91	(0.32)	1.23

LESS DISTRIBUTIONS:
From net investment income	(0.12)	(0.15)	(0.18)	(0.01)	(0.03)
From net realized gain	(0.68)	(1.39)	(0.58)	(1.11)	(0.72)
Total distributions	(0.80)	(1.54)	(0.76)	(1.12)	(0.75)
Paid-in capital from redemption fees	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)
Net asset value, end of year	$15.83	$15.86	$15.27	$14.12	$15.56
Total return	5.52%	13.69%	13.88%	(2.20)%	8.56%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$24.0	$23.3	$23.9	$26.9	$14.1
Portfolio turnover rate	44%	65%	59%	51%	84%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.48%	1.45%	1.45%	1.73%	1.65%
After fees waived and expenses absorbed	1.30%	1.30%	1.30%	1.30%	1.30%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	0.59%	0.77%	1.03%	(0.32)%	0.02%
After fees waived and expenses absorbed	0.76%	0.92%	1.18%	0.11%	0.37%

(1)	Calculated based on the average number of shares outstanding.
(2)	Does not round to $0.01 or $(0.01), as applicable.

The accompanying notes are an integral part of these financial statements.

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2019

NOTE 1 – ORGANIZATION

The Hodges Fund, Small Cap Fund, Small Intrinsic Value Fund, SMID Fund, and Blue Chip Equity Income Fund (each a "Fund" and collectively the "Funds") are each a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services—Investment Companies". The Hodges Fund commenced operations on October 9, 1992. The Hodges Fund currently offers two classes of shares: Retail Class and Institutional Class. The Retail Class commenced operations on October 9, 1992 and the Institutional Class commenced operations on December 12, 2008. The Small Cap Fund commenced operations on December 18, 2007. The Small Cap Fund currently offers two classes of shares: Retail Class and Institutional Class. The Retail Class commenced operations on December 18, 2007 and the Institutional Class commenced operations on December 12, 2008. The Small Intrinsic Value Fund and SMID Fund commenced operations on December 26, 2013 and offers a Retail Class of shares only. The Blue Chip Equity Income Fund commenced operations on September 10, 2009 and offers a Retail Class of shares only.

Each class of shares has equal rights as to earnings and assets except that each class bears its own distribution expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The investment objective of the Hodges Fund, Small Cap Fund, Small Intrinsic Value Fund, and SMID Fund is long-term capital appreciation. The investment objective of the Blue Chip Equity Income Fund is to seek income and long-term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP").

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts ("REITs"), Business Development Companies ("BDCs"), and Master Limited Partnerships ("MLPs"), that are traded on U.S. or foreign national securities exchanges, are valued at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities, which may include REITs, BDCs, and MLPs, that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the evaluated mean price supplied by an approved independent pricing service. The independent pricing service may use various valuation methodologies including, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes ("NBBO"). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee. When a security is "fair valued," consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees (the "Board"). Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2019 (Continued)

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an   inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security.  To the extent that valuation is based on models   or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following are summaries of the inputs used to value the Funds’ investments as of March 31, 2019. See the Schedules of Investments and Schedule of Options Written for industry breakouts.

Hodges Fund:	Level 1	Level 2	Level 3	Total
Common Stocks	$186,670,223	$—	$—	$186,670,223
Call Options Purchased	—	6,919,478	—	6,919,478
Total Investments in Securities	$186,670,223	$6,919,478	$—	$193,589,701
Call Options Written	$—	$530,750	$—	$530,750

Small Cap Fund:	Level 1	Level 2	Level 3	Total
Common Stocks	$449,033,314	$—	$—	$449,033,314
Total Investments in Securities	$449,033,314	$—	$—	$449,033,314

Small Intrinsic Value Fund:	Level 1	Level 2	Level 3	Total
Common Stocks	$13,880,517	$—	$—	$13,880,517
Total Investments in Securities	$13,880,517	$—	$—	$13,880,517

SMID Fund:	Level 1	Level 2	Level 3	Total
Common Stocks	$12,704,435	$—	$—	$12,704,435
Total Investments in Securities	$12,704,435	$—	$—	$12,704,435

Blue Chip Equity Income Fund:	Level 1	Level 2	Level 3	Total
Common Stocks	$23,948,235	$—	$—	$23,948,235
Total Investments in Securities	$23,948,235	$—	$—	$23,948,235

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2019 (Continued)

The Funds have adopted financial reporting rules and regulations that require enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

Each Fund may invest in options, traded on U.S. and foreign exchanges, on equities, debt and stock indices as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund’s position, and to effect closing transactions. Each Fund may write covered put and call options on securities, securities indices and currencies in which it may invest to serve as a partial hedge against a price decline of the underlying security.

Balance Sheet

Values of derivative instruments as of March 31, 2019:

Hodges Fund	Asset Derivatives as of		Liability Derivatives as of
	March 31, 2019		March 31, 2019
Derivative Instruments	Balance Sheet Location	Value	Balance Sheet Location	Value
Equity Contracts:	Investments in unaffiliated
Call Options Purchased	securities, at value	$6,919,478	None	$—

Equity Contracts:			Options Written,
Call Options Written	None	—	at value	530,750
Total		$6,919,478		$530,750

Statement of Operations

The effect of derivative instruments on the Statements of Operations for the year ended March 31, 2019:

Hodges Fund	Location of Gain	Realized Gain	Change in Unrealized
	(Loss) on Derivatives	(Loss) on Derivatives	Appreciation/Depreciation
Derivative Instruments	Recognized in Income	Recognized in Income	on Derivatives in Income
Equity Contracts:	Realized and Unrealized
Call Options Purchased	Gain (Loss) on Investments	$(5,160,503)	$(1,494,977)

	Location of Gain	Realized Gain	Change in Unrealized
	(Loss) on Derivatives	(Loss) on Derivatives	Appreciation/Depreciation
Derivative Instruments	Recognized in Income	Recognized in Income	on Derivatives in Income
Equity Contracts:	Realized and Unrealized
Call Options Written	Gain (Loss) on Investments	$400,000	$(286,768)

Small Cap Fund
	Location of Gain	Realized Gain	Change in Unrealized
	(Loss) on Derivatives	(Loss) on Derivatives	Appreciation/Depreciation
Derivative Instruments	Recognized in Income	Recognized in Income	on Derivatives in Income
Equity Contracts:	Realized and Unrealized
Call Options Written	Gain (Loss) on Investments	$339,036	$(716,142)

The average absolute notional value of options held and written during the year ended March 31, 2019 was $62,985,278 and $7,517,754, in the Hodges Fund and Small Cap Fund, respectively.

B.
Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net unrealized and realized gain or loss from investments.

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2019 (Continued)

The Funds do not isolate net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Such fluctuations are included with the net realized gain or loss from investments. Net fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

C.
Federal Income Taxes. Each Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.  Net investment losses incurred after December 31, and within the taxable year, are deemed to arise on the first business day of the Funds’ next taxable year. As of year end March 31, 2019, the Small Intrinsic Fund deferred, on a tax basis, post-October losses of $1,407,238.  The Hodges Fund, Small Cap Fund, SMID Fund, and Blue Chip Equity Income Fund, did not defer, on a tax basis, any post-October losses. As of year end March 31, 2019, the Funds deferred late year losses of:

Hodges Fund	$—
Small Cap Fund	252,475
Small Intrinsic Value Fund	—
SMID Fund	4,089
Blue Chip Equity Income Fund	—

For the year ended March 31, 2019, the Hodges Fund, Small Intrinsic Value Fund, and SMID Cap Fund had short-term capital loss carryovers of $3,150,920, $13,477, and $170,306, respectively, which do not expire.  The Small Cap Fund and Blue Chip Equity Income Fund did not have any capital loss carryovers for the year ended March 31, 2019. For the Hodges Fund only, as of year end March 31, 2019, the Fund deferred, on a tax basis, $148,510 in straddle losses.

As of year end March 31, 2019, the Funds did not have any tax positions that did not meet the "more likely-than-not" threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three fiscal years. The Funds identify their major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts. As of year end March 31, 2019, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

D.
Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.  Dividends received from REITs generally are comprised of ordinary income, capital gains, and may include return of capital. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains, if any, on securities for the Hodges Fund, Small Cap Fund, Small Intrinsic Value Fund, and SMID Fund are normally declared and paid on an annual basis. Distributions to shareholders from net investment income for the Blue Chip Equity Income Fund normally are declared and paid on a quarterly basis.  Distributions to shareholders from net realized gains on securities normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

F.
Options Contracts. The Funds may purchase call and put options on securities and indices. As the holder of a call option, each Fund has the right to purchase the underlying security at the exercise price at any time until the expiration date. As a holder of a put option, each Fund has the right to sell the underlying security at the exercise price at any time until the expiration date. The Funds may enter into closing sale transactions with respect to such options, exercise such options, or

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2019 (Continued)

permit such options to expire.  If an option expires on the stipulated date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. Each Fund may write (sell) covered put and call options on securities, security indices, and currencies in which it may invest. When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to reflect the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as   realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether a Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. Each Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

G.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

H.
Share Valuation. The net asset value ("NAV") per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s NAV per share. The Hodges Fund Retail Class, Small Cap Fund Retail Class, Small Intrinsic Value Fund, SMID Fund, and Blue Chip Equity Income Fund charge a redemption fee equal to 1% of the net amount of redemptions if redeemed within 30 calendar days after purchase. The Institutional Classes of the Hodges Fund and Small Cap Fund charge a redemption fee equal to 1% of the net amount of redemptions if redeemed within 60 calendar days after purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. Each Fund will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

I.
Guarantees and Indemnifications. In the normal course of business, each Fund enters into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

J.
Recently Issued Accounting Pronouncements. In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement, which changes the fair value measurement disclosure requirements of Topic 820.  The amendments in ASU No. 2018-13 are the result of a broader disclosure project called FASB Concept Statement, Conceptual Framework for Financial Reporting—Chapter 8: Notes to Financial Statements.  The objective and primary focus of the project are to improve the effectiveness of disclosures in the notes to the financial statements by facilitating clear communication of the information required by GAAP that is most important to users of the financial statements.  ASU No. 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein.  Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU No. 2018-13.  Management has chosen to early adopt the eliminated or modified disclosures for the year ended March 31, 2019.

K.
Reclassification of Capital Accounts.  U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended March 31, 2019, the following reclassifications were made (1).

	Total Distributable Earnings	Paid-in Capital
Hodges Fund	$ 1,819,734	$(1,819,734)
Small Cap Fund	(7,533,869)	7,533,869
Small Intrinsic Value Fund	968,402	(968,402)
SMID Fund	115,746	(115,746)
Blue Chip Equity Income Fund	—	—

(1)	These differences are primarily due to adjustments for net operating losses, foreign currency, and reclassification of dividends.

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2019 (Continued)

L.
Subsequent Events. In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Management has determined that there were no subsequent events that would need to be disclosed in the Funds’ financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Hodges Capital Management, Inc. (the "Advisor") provides the Funds with investment management services under an Investment Advisory Agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.85% for the Hodges Fund, Small Cap Fund, Small Intrinsic Value Fund, and SMID Fund, and 0.65% for the Blue Chip Equity Income Fund, based upon the average daily net assets of each Fund. For the year ended March 31, 2019, the advisory fees incurred by the Funds are disclosed in the Statements of Operations. The investment advisory fees incurred are paid monthly to the Advisor, net of any monthly waiver or reimbursement discussed below.

The Funds are responsible for their own operating expenses. The Advisor has contractually agreed to limit Fund expenses as follows by reducing all or a portion of its fees and reimbursing the Fund expenses so that its ratio of expenses to average net assets will not exceed:

Hodges Fund Retail Class	1.18%
Hodges Fund Institutional Class	0.93%
Small Cap Fund Retail Class	1.40%
Small Cap Fund Institutional Class	1.15%
Small Intrinsic Value Fund	1.29%
SMID Fund	1.40%
Blue Chip Equity Income Fund	1.30%

Any fees waived and/or any Fund expenses absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the respective Fund to the Advisor, if so requested by the Advisor, any time before the end of the third year following the period to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the respective Fund’s current operating expenses for such period does not exceed the lesser expense cap in place at the time of waiver or at the time of reimbursement. Each Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursements of fees and/or expenses. Any such reimbursement is also contingent upon Board’s review and approval.  For the year ended March 31, 2019, the amount of fees waived and expenses reimbursed by the Advisor are disclosed in the Statements of Operations.  Amounts due from the Advisor are paid monthly to the Funds, if applicable.

At March 31, 2019, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Hodges Fund, Small Intrinsic Value Fund, SMID Fund, and Blue Chip Equity Income Fund that may be recouped was $777,774, $316,280, $238,960, and $113,135, respectively. The Advisor may recapture portions of the above amounts no later than the dates stated below:

	March 31, 2020	March 31, 2021	March 31, 2022
Hodges Fund	$ —	$426,830	$350,944
Small Intrinsic Value Fund	99,653	86,888	129,739
SMID Fund	82,128	78,271	78,561
Blue Chip Equity Income Fund	37,376	34,173	41,586

The Small Cap Fund did not waive any fees during the year ended March 31, 2019, and has recouped all available fees previously waived.

U.S. Bancorp Fund Services, LLC ("Fund Services"), doing business as U.S. Bank Global Fund Services, serves as the Funds’ administrator, fund accountant, and transfer agent. In those capacities, Fund Services maintains the Funds’ books and records, calculates each Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of the Funds’ expenses, reviews expense accruals, and prepares materials supplied to the Board. The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by the Funds to Fund Services for these services for the year ended March 31, 2019, are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the "Distributor") acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. U.S. Bank N.A. serves as custodian to the Funds. Both the Distributor and U.S. Bank N.A. are affiliates of Fund Services.

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2019 (Continued)

Each Fund has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that each Fund’s Retail Class may pay a fee to the Distributor at an annual rate of up to 0.25% of the average daily net assets of each Fund. The fee is paid to the Distributor for the sale and distribution of a Fund’s shares and services it provides to shareholders. Fees paid by the Funds to the Distributor for services for the year ended March 31, 2019, are disclosed in the Statements of Operations. For the year ended March 31, 2019, First Dallas Securities, an affiliate of the Advisor, received $184,422, $246,935, $40,197, $9,426, and $14,573, in distribution fees from the Hodges Fund, Small Cap Fund, Small Intrinsic Value Fund, SMID Fund, and Blue Chip Equity Income Fund, respectively.

Each Fund has entered into sub-transfer agent arrangements (the "Arrangements"), for sub-transfer agent fees paid to third-party intermediaries, with respect to each Fund. All Arrangements must be approved by the Board.  For the year ended March 31, 2019, sub-transfer agent fees incurred by the Funds are disclosed in the Statements of Operations.

For the year ended March 31, 2019 First Dallas Securities received $529,674, $529,191, $167,329, $14,970, and $6,303 in brokerage commissions with respect to the Hodges Fund, Small Cap Fund, Small Intrinsic Value Fund, SMID Fund, and Blue Chip Equity Income Fund for portfolio transactions, respectively.

The Funds may purchase securities from, or sell securities to, an affiliated Fund under specific conditions outlined in procedures adopted by the Board.  The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another Fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees, and/or common officers complies with Rule 17a-7 of the 1940 Act.  Further, as defined under the procedures, each transaction is effected at the current market price.  Pursuant to these procedures, for the year ended March 31, 2019, the Hodges Fund, Small Cap Fund, and Small Intrinsic Value Fund engaged in the following securities purchases and sales.  The SMID Fund and Blue Chip Equity Income Fund did not engage in any securities purchases or sales pursuant to these procedures for the year ended March 31, 2019.

	Purchases	Sales
Hodges Fund	$13,681,818	$4,689,872
Small Cap Fund	3,754,872	12,485,918
Small Intrinsic Value Fund	935,000	240,000

NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from the sale or maturity of securities for the Funds, excluding short-term investments, for the year ended March 31, 2019, were as follows:

	Purchases	Sales/Maturities
Hodges Fund	$260,049,080	$304,329,038
Small Cap Fund	460,147,530	558,664,029
Small Intrinsic Value Fund	78,612,074	132,558,964
SMID Fund	11,254,243	12,760,557
Blue Chip Equity Income Fund	10,342,853	10,232,017

There were no purchases or sales of U.S. Government obligations for any of the Funds for the year ended March 31, 2019.

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2019 (Continued)

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended March 31, 2019, and the year ended March 31, 2018, for each Fund was as follows:

Hodges Fund	March 31, 2019	March 31, 2018
Distributions paid from:
Long-term capital gain (1)	$ 954,669	$16,642,217
Ordinary income	14,500,551	2,667,284
Total	$15,455,220	$19,309,501

Small Cap Fund	March 31, 2019	March 31, 2018
Distributions paid from:
Long-term capital gain (1)	$19,537,776	$88,679,526
Total	$19,537,776	$88,679,526

Small Intrinsic Value Fund	March 31, 2019	March 31, 2018
Distributions paid from:
Long-term capital gain (1)	$4,385,230	$2,632,560
Ordinary income	560,186	—
Total	$4,945,416	$2,632,560

SMID Fund	March 31, 2019	March 31, 2018
Distributions paid from:
Long-term capital gain (1)	$608,648	$556,308
Total	$608,648	$556,308

Blue Chip Equity Income Fund	March 31, 2019	March 31, 2018
Distributions paid from:
Long-term capital gain (1)	$ 775,401	$1,848,658
Ordinary income	382,866	209,295
Total	$1,158,267	$2,057,953

(1)	Designated as long term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2019 (Continued)

As of year end March 31, 2019, the components of distributable earnings on a tax basis were as follows (1):

	Hodges Fund	Small Cap Fund
Cost of Investments	$199,911,901	$366,561,842
Gross tax unrealized appreciation	31,586,084	97,431,853
Gross tax unrealized depreciation	(38,439,034)	(14,960,381)
Net unrealized appreciation	(6,852,950)	82,471,472
Undistributed ordinary income	—	—
Undistributed long-term capital gain	—	27,757,651
Total distributable earnings	—	27,757,651
Other accumulated gains/(losses)	(3,299,430)	(252,475)
Total accumulated gains	$(10,152,380)	$109,976,648

	Small Intrinsic
	Value Fund	SMID Fund
Cost of Investments	$13,997,923	$11,048,874
Gross tax unrealized appreciation	1,259,525	2,424,055
Gross tax unrealized depreciation	(1,376,931)	(768,494)
Net unrealized appreciation	(117,406)	1,655,561
Undistributed ordinary income	—	—
Undistributed long-term capital gain	—	—
Total distributable earnings	—	—
Other accumulated gains/(losses)	(1,420,715)	(174,395)
Total accumulated gains	$(1,538,121)	$1,481,166

	Blue Chip
	Equity Income Fund
Cost of Investments	$18,014,232
Gross tax unrealized appreciation	6,285,260
Gross tax unrealized depreciation	(351,257)
Net unrealized appreciation	5,934,003
Undistributed ordinary income	961
Undistributed long-term capital gain	431,024
Total distributable earnings	431,985
Other accumulated gains/(losses)	—
Total accumulated gains	$6,365,988

(1)	The difference between book basis and tax basis unrealized appreciation was primarily attributable to the treatment of wash sale adjustments.

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2019 (Continued)

NOTE 6 – INVESTMENTS IN AFFILIATES

Affiliated companies are those that are "affiliated persons" as defined in Section 2(a)(3) of the 1940 Act.  They include, among other entities, issuers 5% or more of whose outstanding voting shares are held by the Fund. For the year ended March 31, 2019, the Funds’ had the following transactions with affiliated companies:

Hodges Fund

As of March 31, 2019, the value of all securities of affiliated companies held in the Hodges Fund amounted to $3,469,151, representing 1.8% of net assets.

	Share					Change in
	Balance	Value			Realized	Unrealized	Value
	March 31,	March 31,	Acqui-	Dispo-	Gain	Appreciation/	March 31,	Dividend
	2019	2018	sitions	sitions	(Loss)	Depreciation	2019	Income
The Dixie Group, Inc.	1,075,784	$3,412,156	$299,500	$(935,000)	$(2,667,075)	$901,656	$1,011,237	$—
Luby’s, Inc.	1,706,885	4,657,451	118,000	(117,770)	(590,576)	(1,609,191)	2,457,914	—
Total							$3,469,151
Comstock Resources, Inc. (1)	850,000	7,968,046	2,286,408	(5,546,362)	(1,930,472)	3,112,880	$5,890,500	—
Total					$(5,188,123)	$2,405,345	$9,359,651	$—

(1)	This security was considered an affiliate during the period, but is no longer an affiliate at March 31, 2019.

Small Cap Fund

As of March 31, 2019, the Small Cap Fund did not hold any affiliated companies.

	Share					Change in
	Balance	Value			Realized	Unrealized	Value
	March 31,	March 31,	Acqui-	Dispo-	Gain	Appreciation/	March 31,	Dividend
	2019	2018	sitions	sitions	(Loss)	Depreciation	2019	Income
Dignitana AB	—	$1,696,963	$—	$(1,266,684)	$(2,064,257)	$1,633,978	$—	$—

Small Intrinsic Value Fund

As of March 31, 2019, the value of all securities of affiliated companies held in the Small Intrinsic Value Fund amounted to $246,750, representing 1.8% of net assets.

	Share					Change in
	Balance	Value			Realized	Unrealized	Value
	March 31,	March 31,	Acqui-	Dispo-	Gain	Appreciation/	March 31,	Dividend
	2019	2018	sitions	sitions	(Loss)	Depreciation	2019	Income
The Dixie Group, Inc.	262,500	$—	$1,059,892	$(298,021)	$(264,496)	$(250,625)	$246,750	$—

The SMID Fund and Blue Chip Equity Income Fund had no transactions with affiliated companies during the year ended March 31, 2019.

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2019 (Continued)

NOTE 7 – CREDIT FACILITY

U.S. Bank N.A. has made available to the Funds credit facilities pursuant to separate Loan and Security Agreements for temporary or extraordinary purposes. Credit facility activity for the year ended March 31, 2019, was as follows:

			Small		Blue
		Small	Intrinsic		Chip Equity
	Hodges Fund	Cap Fund	Value Fund	SMID Fund	Income Fund
Maximum available credit	$30,000,000	$40,000,000	$5,000,000	$1,500,000	$2,000,000
Largest amount outstanding
on an individual day	786,000	18,312,000	5,000,000	220,000	268,000
Average balance when in use	350,714	3,123,511	2,236,955	56,786	66,900
Credit facility outstanding
as of March 31, 2019	—	—	114,000	—	—
Average interest rate when in use	5.26%	5.30%	5.41%	5.17%	5.23%

Interest expense for the year ended March 31, 2019, is disclosed in the Statements of Operations, if applicable.

Hodges Mutual Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Professionally Managed Portfolios
and Shareholders of the Hodges Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Hodges Fund, Hodges Small Cap Fund, Hodges Small Intrinsic Value Fund, Hodges Small-Mid Cap Fund, and Hodges Blue Chip Equity Fund (the "Funds"), each a series of Professionally Managed Portfolios (the "Trust"), including the schedule of investments, as of March 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of March 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 1995.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

May 30, 2019

Hodges Mutual Funds

EXPENSE EXAMPLES For the Six Months Ended March 31, 2019 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/2018-3/31/2019).

Actual Expenses

The "Actual" lines of the following tables provide information about actual account values based on actual returns and actual expenses. Although the Funds charge no sales loads, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Fund Services, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 1% of the net amount of the redemption if you redeem shares within 30 calendar days after you purchase them for the Hodges Fund Retail Class, Small Cap Fund Retail Class, Small Intrinsic Value Fund, SMID Fund, and Blue Chip Equity Income Fund. You will be charged a redemption fee equal to 1% of the net amount of the redemption if you redeem shares within 60 calendar days after you purchase them for the Institutional Classes of the Hodges Fund and Small Cap Fund. An Individual Retirement Account will be charged an annual maintenance fee. To the extent the Funds invest in shares of other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds may vary. These expenses are not included in the following examples. The following examples include, but are not limited to, investment advisory fees, fund accounting fees, administration fees, custody fees, and transfer agent fees. However, the following examples do not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled, "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The "Hypothetical" lines of the following tables provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the hypothetical lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hodges Fund	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	10/1/2018	3/31/2019	10/1/2018 – 3/31/2019 (1)
HDPMX:
Retail Class Actual	$1,000.00	$860.70	$5.47
Retail Class Hypothetical (5% annual return before expenses)	1,000.00	1,019.05	5.94

HDPIX:
Institutional Class Actual	1,000.00	861.80	4.32
Institutional Class Hypothetical (5% annual return before expenses)	1,000.00	1,020.29	4.68

(1)
Expenses are equal to the Hodges Fund’s expense ratio for the most recent six-month period of 1.18% (fee waivers in effect) for the Retail Class, and 0.93% (fee waivers in effect) for the Institutional Class, multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

Hodges Mutual Funds

EXPENSE EXAMPLES For the Six Months Ended March 31, 2019 (Unaudited) (Continued)

Small Cap Fund	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	10/1/2018	3/31/2019	10/1/2018 – 3/31/2019 (2)
HDPSX:
Retail Class Actual	$1,000.00	$876.90	$6.18
Retail Class Hypothetical (5% annual return before expenses)	1,000.00	1,018.35	6.64

HDSIX:
Institutional Class Actual	1,000.00	877.70	5.01
Institutional Class Hypothetical (5% annual return before expenses)	1,000.00	1,019.60	5.39

(2)
Expenses are equal to the expense ratio for the most recent six-month period of 1.32% for the Retail Class, and 1.07% for the Institutional Class, multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

Small Intrinsic Value Fund	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	10/1/2018	3/31/2019	10/1/2018 – 3/31/2019 (3)

HDSVX:
Actual	$1,000.00	$842.10	$5.92
Hypothetical (5% annual return before expenses)	1,000.00	1,018.50	6.49

(3)
Expenses are equal to the expense ratio for the most recent six-month period of 1.29% (fee waivers in effect) multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

SMID Fund	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	10/1/2018	3/31/2019	10/1/2018 – 3/31/2019 (4)
HDSMX:
Actual	$1,000.00	$855.40	$6.48
Hypothetical (5% annual return before expenses)	1,000.00	1,017.95	7.04

(4)
Expenses are equal to the expense ratio for the most recent six-month period of 1.40% (fee waivers in effect) multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

Blue Chip Equity Income Fund	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	10/1/2018	3/31/2019	10/1/2018 – 3/31/2019 (5)
HDPBX:
Actual	$1,000.00	$960.40	$6.35
Hypothetical (5% annual return before expenses)	1,000.00	1,018.45	6.54

(5)
Expenses are equal to the expense ratio for the most recent six-month period of 1.30% (fee waivers in effect) multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

Hodges Mutual Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds.  The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series.  The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below.

Number of
Portfolios
		Term of		in Fund	Other
	Positions	Office and		Complex (2)	Directorships
Name,	with the	Length of	Principal Occupation	Overseen	Held During
Address and Age	Trust (1)	Time Served	During Past Five Years	by Trustees	Past Five Years
Independent Trustees of the Trust (1)
Kathleen T. Barr	Trustee	Indefinite	Former owner of a registered investment adviser,	5	Independent
(born 1955)		Term; Since	Productive Capital Management, Inc.; formerly,		Trustee for the
c/o U.S. Bank Global		November	Chief Administrative Officer, Senior Vice President		William Blair
Fund Services		2018.	and Senior Managing Director of Allegiant Asset		Funds (2013
2020 E. Financial Way			Management Company (merged with PNC Capital		to present)
Suite 100			Advisors, LLC in 2009); formerly, Chief		(21 series);
Glendora, CA 91741			Administrative Officer, Chief Compliance Officer		Independent
			and Senior Vice President of PNC Funds and		Trustee for the
			PNC Advantage Funds (f/k/a Allegiant Funds)		AmericaFirst
			(registered investment companies).		Quantitative
Funds (2012
to 2016).
Dorothy A. Berry	Chairman	Indefinite	Formerly, President, Talon Industries, Inc. (business	5	Director,
(born 1943)	and	Term; Since	consulting); formerly, Executive Vice President and		PNC Funds
c/o U.S. Bank Global	Trustee	May 1991.	Chief Operating Officer, Integrated Asset		(23 series),
Fund Services			Management (investment adviser and manager) and		PNC Advantage
2020 E. Financial Way			formerly, President, Value Line, Inc. (investment		Funds (1 series).
Suite 100			advisory and financial publishing firm).
Glendora, CA 91741
Wallace L. Cook	Trustee	Indefinite	Investment Consultant; formerly, Chief Executive	5	Trustee, The Dana
(born 1939)		Term; Since	Officer, Rockefeller Trust Co., (prior thereto Senior		Foundation.
c/o U.S. Bank Global		May 1991.	Vice President), and Managing Director, Rockefeller
Fund Services			& Co. (Investment Manager and Financial Advisor);
2020 E. Financial Way			formerly, Senior Vice President, Norton Simon, Inc.
Suite 100			(international consumer products conglomerate).
Glendora, CA 91741
Eric W. Falkeis	Trustee	Indefinite	Chief Executive Officer, Tidal ETF Services Co.	5	Former Interested
(born 1973)		Term; Since	(2018 to present); formerly, Chief Operating Officer,		Trustee, Direxion
c/o U.S. Bank Global		September	Direxion Funds (2013 to 2018); formerly, Senior Vice		Funds (22 series),
Fund Services		2011.	President and Chief Financial Officer (and other		Direxion Shares
2020 E. Financial Way			positions), U.S. Bancorp Fund Services, LLC.		ETF Trust
Suite 100					(112 series) and
Glendora, CA 91741					Direxion
Insurance Trust
(2013 to 2018).
Carl A. Froebel	Trustee	Indefinite	Formerly, President and Founder, National Investor	5	None.
(born 1938)		Term; Since	Data Services, Inc. (investment related computer
c/o U.S. Bank Global		May 1991.	software).
Fund Services
2020 E. Financial Way
Suite 100
Glendora, CA 91741

Hodges Mutual Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of		in Fund	Other
	Positions	Office and		Complex (2)	Directorships
Name,	with the	Length of	Principal Occupation	Overseen	Held During
Address and Age	Trust (1)	Time Served	During Past Five Years	by Trustees	Past Five Years
Steven J. Paggioli	Trustee	Indefinite	Consultant, since July 2001; formerly, Executive Vice	5	Independent
(born 1950)		Term; Since	President, Investment Company Administration,		Trustee, AMG
c/o U.S. Bank Global		May 1991.	LLC (mutual fund administrator).		Funds (61 series);
Fund Services					Advisory Board
2020 E. Financial Way					Member,
Suite 100					Sustainable
Glendora, CA 91741					Growth Advisers,
LP; Independent
Director, Chase
Investment
Counsel.
Officers of the Trust
Elaine E. Richards	President	Indefinite	Senior Vice President, U.S. Bancorp Fund	Not	Not
(born 1968)		Term; Since	Services, LLC, since July 2007.	Applicable.	Applicable.
c/o U.S. Bank Global		March 2013.
Fund Services	Secretary	Indefinite
2020 E. Financial Way		Term; Since
Suite 100		February 2008.
Glendora, CA 91741
Aaron J. Perkovich	Vice	Indefinite	Vice President, U.S. Bancorp Fund Services,	Not	Not
(born 1973)	President	Term; Since	LLC, since June 2006.	Applicable.	Applicable.
c/o U.S. Bank Global		March 2017.
Fund Services	Treasurer	Indefinite
615 East Michigan St.		Term; Since
Milwaukee, WI 53202		August 2016.
Melissa Breitzman	Assistant	Indefinite	Assistant Vice President, U.S. Bancorp Fund	Not	Not
(born 1983)	Treasurer	Term; Since	Services, LLC since June 2005.	Applicable.	Applicable.
c/o U.S. Bank Global		August 2016.
Fund Services
615 East Michigan St.
Milwaukee, WI 53202
Craig Benton	Assistant	Indefinite	Assistant Vice President, U.S. Bancorp Fund	Not	Not
(born 1985)	Treasurer	Term; Since	Services, LLC since November 2007.	Applicable.	Applicable.
c/o U.S. Bank Global		August 2016.
Fund Services
615 East Michigan St.
Milwaukee, WI 53202
Cory Akers	Assistant	Indefinite	Assistant Vice President, U.S. Bancorp Fund	Not	Not
(born 1978)	Treasurer	Term; Since	Services, LLC since October 2006.	Applicable.	Applicable.
c/o U.S. Bank Global		August 2017.
Fund Services
615 East Michigan St.
Milwaukee, WI 53202

Hodges Mutual Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of		in Fund	Other
	Positions	Office and		Complex (2)	Directorships
Name,	with the	Length of	Principal Occupation	Overseen	Held During
Address and Age	Trust (1)	Time Served	During Past Five Years	by Trustees	Past Five Years
Donna Barrette	Chief	Indefinite	Senior Vice President and Compliance Officer,	Not	Not
(born 1966)	Compliance	Term; Since	U.S. Bancorp Fund Services, LLC since	Applicable.	Applicable.
c/o U.S. Bank Global	Officer	July 2011.	August 2004.
Fund Services	Anti-Money	Indefinite
615 East Michigan St.	Laundering	Term; Since
Milwaukee, WI 53202	Officer	July 2011.
	Vice	Indefinite
	President	Term; Since
July 2011.

(1)	All Trustees of the Trust are not "interested persons" of the Trust as defined under the 1940 Act ("Independent Trustees")
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term "Fund Complex" applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

Hodges Mutual Funds

QUALIFIED DIVIDEND INCOME, DIVIDENDS RECEIVED DEDUCTION (Unaudited)

For the year ended March 31, 2019, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Hodges Fund	5.48%
Small Cap Fund	0.00%
Small Intrinsic Value Fund	100.00%
SMID Fund	0.00%
Blue Chip Equity Income Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended March 31, 2019, was as follows:

Hodges Fund	4.91%
Small Cap Fund	0.00%
Small Intrinsic Value Fund	91.53%
SMID Fund	0.00%
Blue Chip Equity Income Fund	100.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for the year ended March 31, 2019, was as follows:

Hodges Fund	100.00%
Small Cap Fund	0.00%
Small Intrinsic Value Fund	100.00%
SMID Fund	0.00%
Blue Chip Equity Income Fund	52.56%

Hodges Mutual Funds

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 811-0224.  Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 811-0224.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Funds file their complete schedules of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q.  The Funds’ Form N-Q is available without charge, upon request, by calling (866) 811-0224.  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at (866) 811-0224 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

INFORMATION ABOUT THE FUNDS’ TRUSTEES (Unaudited)

The Statement of Additional Information ("SAI") includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (866) 811-0224.  Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Funds’ web site at www.hodgesfunds.com. In addition, see the Important Notice on the cover page for changes that will be made to the distribution of the annual and semi-annual reports after January 1, 2021.

Hodges Mutual Funds

PRIVACY NOTICE (Unaudited)

The Funds collect non-public personal information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us verbally; and/or
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

ANNUAL REPORT • MARCH 31, 2019

	Retail Class	Institutional Class
Fund	Shares	Shares
Hodges Fund
Ticker Symbol	HDPMX	HDPIX
CUSIP	742935109	742935232
Hodges Small Cap Fund
Ticker Symbol	HDPSX	HDSIX
CUSIP	742935299	742935224
Hodges Small Intrinsic Value Fund
Ticker Symbol	HDSVX	N/A
CUSIP	74316J318	N/A
Hodges Small-Mid Cap Fund
Ticker Symbol	HDSMX	N/A
CUSIP	74316J326	N/A
Hodges Blue Chip Equity Income Fund
Ticker Symbol	HDPBX	N/A
CUSIP	742935174	N/A

HODGES MUTUAL FUNDS
www.hodgesfunds.com | (866) 811-0224
INVESTMENT ADVISOR

HODGES CAPITAL MANAGEMENT, INC.
2905 Maple Avenue, Dallas, Texas 75201 | (888) 878-4426 | www.hodgescapital.com
CUSTODIAN

U.S. BANK N.A.
1555 N. RiverCenter Drive, Suite 302, Milwaukee,Wisconsin 53212

TRANSFER AGENT
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701, Milwaukee,Wisconsin 53201-0701 | (866) 811-0224

DISTRIBUTOR
QUASAR DISTRIBUTORS, LLC
777 East Wisconsin Avenue, 6th Floor, Milwaukee,Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
TAIT, WELLER & BAKER LLP
50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102

LEGAL COUNSEL
SCHIFF HARDIN LLP
666 Fifth Avenue, Suite 1700, New York, New York 10103

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Mses. Kathleen T. Barr, Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following tables detail the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Hodges Fund

	FYE 3/31/2019	FYE 3/31/2018
Audit Fees	$23,100	$23,100
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

     Hodges Small Cap Fund

	FYE 3/31/2019	FYE 3/31/2018
Audit Fees	$23,100	$23,100
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

Hodges Blue Chip Equity Income Fund

	FYE 3/31/2019	FYE 3/31/2018
Audit Fees	$21,100	$21,100
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

Hodges Small Intrinsic Value Fund

	FYE 3/31/2019	FYE 3/31/2018
Audit Fees	$21,100	$21,100
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

Hodges Small-Mid Cap Fund

	FYE 3/31/2019	FYE 3/31/2018
Audit Fees	$21,100	$21,100
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2019	FYE 3/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2019	FYE 3/31/2018
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)   /s/ Elaine E. Richards
 Elaine E. Richards, President/Principal Executive Officer

Date    June 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)   /s/ Elaine E. Richards
 Elaine E. Richards, President/Principal Executive Officer

Date    June 7, 2019

By (Signature and Title)    /s/ Aaron J. Perkovich
 Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date    June 6, 2019